UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22781

Goldman Sachs Trust II

(Exact name of registrant as specified in charter)

71 South Wacker Drive,

Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:
Caroline Kraus	Geoffrey R.T. Kenyon, Esq.
Goldman, Sachs & Co.	Dechert LLP
200 West Street	100 Oliver Street
New York, New York 10282	40th Floor
Boston, MA 02110-2605

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	December 31, 2013

Multi-Manager Alternatives Fund

Goldman Sachs Multi-Manager Alternatives Fund

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1

Portfolio Management Discussion and Performance Summaries	3

Schedules of Investments	10

Financial Statements	35

Financial Highlights	38

Notes to Financial Statements	40

Report of Independent Registered Public Accounting Firm	54

Other Information	55

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Fund. For additional information concerning the risks applicable to the Funds, please see the Fund’s Prospectus.

The Goldman Sachs Multi-Manager Alternatives Fund allocates its assets among multiple investment managers (“Underlying Managers”) who are unaffiliated with the Investment Adviser and who employ one or more non-traditional and alternative investment strategies. A strategy implemented by an Underlying Manager and/or the use of quantitative models to implement that strategy may fail to produce the intended results. Different investment styles (e.g., “alternative”) tend to shift in and out of favor, and at times the Fund may underperform other funds that invest in similar asset classes. The Fund’s equity investments are subject to market risk, which means that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular sectors and/or general economic conditions. The securities of mid- and small-capitalization companies involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. At times, the Fund may be unable to sell certain of its illiquid investments without a substantial drop in price, if at all. The Fund’s investments in fixed income securities and loans are subject to the risks associated with debt securities generally, including credit, interest rate, liquidity, call and extension risk. Foreign and emerging market investments may be more volatile and less liquid than investments in U.S. securities and will be subject to the risks of currency fluctuations and adverse economic or political developments. Derivative instruments may involve a high degree of financial risk, including the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instrument; the risk of default by a counterparty; and liquidity risk. Over-the-counter transactions are subject to less government regulation and supervision. The Fund is subject to the risks associated with short selling of securities, which involves leverage of the Fund’s assets and presents various other risks. The Fund may have a high rate of portfolio turnover, which involves correspondingly greater expenses which must be borne by the Fund, and is also likely to result in short-term capital gains taxable to shareholders. The Fund’s investments in other pooled investment vehicles subject it to additional expenses. The Fund is “non-diversified” and may invest more of its assets in fewer issuers than “diversified” funds. Accordingly, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio and to greater losses resulting from these developments.

The Investment Adviser’s Alternative Investments & Manager Selection (“AIMS”) Group is responsible for making recommendations with respect to hiring, terminating, or replacing the Fund’s Underlying Managers, as well as the Fund’s asset allocations. With respect to the Fund, the AIMS Group applies a multifaceted process with respect to manager due diligence, portfolio construction, and risk management. The AIMS Group also manages additional pooled vehicles which have similar investment strategies to those of the Fund that are not offered to retail investors and are not registered under the Investment Company Act of 1940, as amended (the “Act”). Because these vehicles are not registered under the Act, they are (i) subject to fewer regulatory restraints than the Fund (e.g., fewer trading constraints), (ii) may invest with managers other than the Fund’s Underlying Managers, (iii) may employ strategies that are not subject to the same constraints as the Fund, and (iv) may perform differently than the Fund, despite their similar strategies.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

What Differentiates Goldman Sachs’ Multi-Manager Alternatives Fund Investment Process?

The Goldman Sachs Multi-Manager Alternatives Fund seeks long-term growth of capital by allocating its assets to underlying managers who employ a range of alternative and non-traditional investment strategies. The Fund benefits from the dedicated expertise of GSAM’s alternative investment team that has a legacy dating back to 19691 and a team of over 275 people located in 10 offices globally.2

■	We have over 100 alternative investment professionals[3] dedicated to manager selection

■	We employ a rigorous due diligence process to evaluate manager’s skill, strategy, and team and continually monitor managers after an investment is made

■	Our Investment Committee process includes an independent “Devil’s advocate” to promote fluid debate and intense examination of each manager

■	We combine “top down” market and economic environment considerations with “bottom up” manager-specific factors

■	We incorporate judgment and quantitative tools to determine the appropriate investment size in each manager

■	The process is continual with ongoing re-balancing and active management to optimize diversification

■	We have over 40 professionals[3] focused on alternative investment risk management and operational diligence

■	We consider risk management an all-encompassing and real time discipline

■	Our dedicated strategists leverage our proprietary risk management systems to continually monitor risk

1In	June 1997, The Goldman Sachs Group, Inc. (GSG, Inc.) acquired the assets and business of Commodities Corporation, which GSG, Inc. subsequently renamed Goldman Sachs Hedge Fund Strategies LLC in December 2004.

2As	of June 2013.

3As	of July 2013.

The	portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. Diversification does not protect an investor from market risk and does not ensure a profit.

PORTFOLIO RESULTS

Goldman Sachs Multi-Manager Alternatives Fund

Investment Objective

The Fund seeks long-term growth of capital.

Portfolio Management Discussion and Analysis

Below, the Goldman Sachs Alternative Investments & Manager Selection Group discusses the Goldman Sachs Multi-Manager Alternatives Fund’s (the “Fund”) performance and positioning for period from its inception on April 30, 2013 through December 31, 2013 (the “Reporting Period”).

Q	How did the Fund perform during the Reporting Period?

A	During the Reporting Period, the Fund’s Class A, Class C, Institutional, Class IR and Class R Shares generated cumulative total returns of 5.20%, 4.60%, 5.40%, 5.40% and 5.00%, respectively. These returns compare to the 0.05% cumulative total return of the Fund’s primary benchmark, the BofA Merrill Lynch U.S. Dollar 3-Month U.S. Treasury Bill Index (the “Index”) during the same time period. The HFRX Global Hedge Fund Index(a) a broad proxy for hedge fund performance and the Fund’s secondary benchmark, returned 2.8% during the Reporting Period.

To compare, the MSCI World Index (net), not the Fund’s benchmark but designed to measure the equity market performance of developed markets, had a cumulative total return of 14.0% during the Reporting Period. Similarly, not benchmarks of the Fund, the Barclays Global Aggregate Bond Index, designed to measure the broad global investment grade fixed income market, and the Barclays U.S. Corporate High Yield Bond Index, designed to measure the U.S. non-investment grade fixed-rate debt market, had cumulative total returns of -0.9% and 2.6%, respectively, during the Reporting Period.

References to the Fund’s benchmarks and to other indices mentioned herein are for informational purposes only, and unless otherwise noted, are not an indication of how the Fund is managed. The use of the Index as the Fund’s benchmark does not imply the Fund is being managed like cash and does not imply low risk or low volatility.

Notably, during the Reporting Period, the Fund had a realized beta to the MSCI World Index of 0.41. (Beta is a measure of the sensitivity of an asset’s returns to broad market returns.) The Fund’s overall annualized volatility was 4.6% during the Reporting Period, while the overall

(a)	The HFRX Global Hedge Fund Index is a trademark of Hedge Fund Research, Inc. (“HFR”). HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

annualized volatility of the global equity markets, as measured by the MSCI World Index, during the same time period was 10.0%. It is important, of course, to emphasize the brevity of the Reporting Period since the launch of the Fund.

Q	What economic and market factors most influenced the financial markets as a whole during the Reporting Period?

A	During the Reporting Period, developed equity markets rallied, as investors showed increased confidence in the ability of the U.S. Federal Reserve (the “Fed”) to successfully taper its quantitative easing asset purchases. Investors also looked to renewed signs of steady, if slow, economic recoveries in the U.S., Europe and Japan. In the U.S., economic growth remained slower than expected, and unemployment, while declining, remained stubbornly high. However, in spite of the partial federal government shutdown in October 2013, signs that the housing market was in a sustained recovery and slight improvements to unemployment in the last half of 2013 helped push the U.S. equity market rally to all-time highs. The S&P 500 Index, as representative of the U.S. equity market, rose 32.4% during the full calendar year 2013 and 17.4% during the Reporting Period. In the non-U.S. equity markets, both political turmoil in the Middle East and Southeast Asia and fears of a splitting of the Eurozone when Cypriot banks underwent funding crises in the spring tempered investor sentiment. However, as central banks intervened to fight unemployment and deflation in certain regions, European equity markets rallied as well. Indeed, the Dow Jones Eurostoxx Index, representing the European equity markets, rose 24.6% during the full calendar year 2013 and 19.5% during the Reporting Period. The year also marked a major “de-coupling” of emerging equity markets from developed equity markets, as emerging equity markets declined on concerns that capital outflows and rising borrowing costs would have adverse impacts on its governments and companies. (De-coupling is the occurrence of returns on asset classes diverging from their expected or normal pattern of correlation.)

PORTFOLIO RESULTS

Loose monetary policy — and uncertainty regarding its conclusion — drove fixed income markets during the Reporting Period. In a reflection of the market’s risk appetite and investors’ search for yield, lower-rated high yield bonds and loans as a whole outperformed higher rated securities during the Reporting Period. In May 2013, the Fed’s hint that it might taper its asset purchases was followed by a steady decline in developed economies’ fixed income markets and a sharp fall in some large emerging market credit markets, a trend that remained largely in place through the end of the calendar year. In September 2013, the Fed’s announcement that it would continue its asset purchases for the time being and the expectation of new Fed Chair Janet Yellen’s continuation of a more dovish monetary policy helped risk assets to rally worldwide. This rallying trend continued after the fixed income markets largely shrugged off the Fed’s December 2013 announcement that it would indeed begin tapering its stimulus program in January 2014.

Foreign exchange markets were also driven through much of the Reporting Period by lingering questions over the cessation of central bank stimulus programs. Emerging market currencies suffered some of their worst declines in years, with only a moderate rebound in December 2013, as investors weighed the potential of higher interest rates in the U.S. against the possibility of the U.S. economy stimulating emerging market exports.

Q	What key factors were responsible for the Fund’s performance during the Reporting Period?

A	The Fund generated positive returns, as measured by asset class, strategy and geography overall, during the Reporting Period as a whole. The Fund’s performance can be attributed primarily to its equity- oriented strategies’ participation in the stock market rally, while maintaining fixed income and credit-oriented strategies with the flexibility to allocate across the credit spectrum, e.g., the ability to move up the capital structure or away from fixed corporate bonds to floating rate leveraged loans.

More specifically, the Fund’s performance during the Reporting Period can be attributed to the performance of the Fund’s Underlying Managers, who are unaffiliated investment managers that employ one or more non-traditional and alternative investment strategies. At the time of its launch on April 30, 2013, the Fund allocated capital to five Underlying Managers — Ares Capital Management II, LLC (“Ares”); Brigade Capital Management, LLC (“Brigade”); GAM International Management Limited (“GAM”); Karsch Capital Management, L.P. (“Karsch”); and Lateef Investment Management, L.P. (“Lateef”); These Underlying Managers represented four strategies — dynamic equity; equity long/short; event driven and credit; and opportunistic fixed income.

The Fund subsequently added two Underlying Managers — Graham Capital Management, L.P. (“Graham”) in August 2013 and First Pacific Advisors, LLC (“FPA”) in October 2013. Graham is a tactical trading manager that employs a systematic price-based trend-following strategy that seeks to profit from trends in the global equity, fixed income and currency markets. The Fund added Graham’s tactical trading strategy due to its ability to adjust exposures depending on views of market conditions and its historically low correlation to other hedge fund strategies. FPA is an equity long/short manager that utilizes an opportunistic value investment philosophy that aims to achieve equity-like returns with less risk. FPA’s strategy is characterized by the manager’s ability to invest across the capital structure as well as its opportunistic nature and focus on capital preservation.

The Fund also redeemed from one manager, Karsch, in August 2013. Karsch, which employs a diversified fundamental long/short equity strategy, was redeemed due to the departure of a key portfolio manager.

As of December 31, 2013, the Fund had seven Underlying Managers, with capital allocated to six. (We expect to allocate capital to the seventh Underlying Manager, Halcyon Liquid Strategies IC Management LP (“Halcyon”), during the first quarter of 2014.)

Of the seven Underlying Managers with allocated capital during the Reporting Period, six generated positive returns and one produced a negative return from the time of its addition to the Fund through December 31, 2013.

The seven Underlying Managers with allocated capital during the Reporting Period represented five strategies — dynamic equity (Lateef), equity long/short (Karsch and FPA), tactical trading (Graham), event driven and credit (Ares and Brigade), and opportunistic fixed income (GAM).

Q	Which strategies most significantly affected Fund performance?

A	Of the five strategies employed across the Underlying Managers during the Reporting Period, four generated positive returns and one produced a negative return.

The dynamic equity strategy used in the Fund posted the strongest positive performance during the Reporting Period, driven primarily by equity market exposure and stock selection, with positions in the information technology and consumer discretionary sectors particularly strong contributors. Dynamic equity strategies generally involve investing in equity instruments, often with a long-term view. Dynamic equity strategies are less likely to track a benchmark than traditional long-only strategies, and dynamic equity managers are less constrained than traditional long-only managers with respect to factors such as position concentration, sector and country weights, style and market capitalization.

PORTFOLIO RESULTS

The Fund’s equity long/short strategy generated positive performance attributable primarily to long positions in the financials and information technology sectors. Equity long/short strategies generally involve long and short investing, based on fundamental evaluations, research and various analytical measurements, in equity and equity-related investments. Equity long/short managers may, for example, buy stocks they expect to outperform or they believe are undervalued, and may also sell short stocks they believe will underperform or they believe are overvalued. Long positions benefit from an increase in the price of the underlying instrument or asset class, while short positions benefit from a decrease in that price.

The Fund’s tactical trading strategy also performed well during the Reporting Period, with equity, currency and long-dated fixed income exposure all contributing to gains. Tactical trading strategies seek to produce total return by long and short investing across global fixed income, currency, equity and commodity markets. Tactical trading managers may employ various investment styles. Tactical trading managers that employ a global macro style may select their investments based upon fundamental analysis, or determining an asset’s value based upon factors that directly affect its value. Tactical trading managers that employ a managed futures investing style may use quantitative modeling techniques, i.e. determining an asset’s value based upon an analysis of price history, price momentum and the asset’s value relative to that of other assets, among other factors. Some tactical trading managers may employ both fundamental analysis and quantitative modeling techniques. Tactical trading managers typically have no bias to be long, short or neutral.

The Fund’s event driven and credit strategies posted positive performance, aided most by positions in select corporate high yield bonds and bank loans. Event driven and credit strategies seek to achieve gains from market movements in security prices caused by specific corporate events or changes in perceived relative value. These strategies may include, among others, merger arbitrage, distressed credit, opportunistic credit and value with a catalyst investing styles.

The Fund’s opportunistic fixed income strategy posted negative returns during the Reporting Period, due largely to net long exposure to emerging market fixed income securities, which, as discussed earlier, performed poorly during the Reporting Period. Opportunistic fixed income strategies seek to deliver positive absolute returns in excess of cash investments regardless of economic cycle (i.e., downturns and upswings) or cyclical credit availability. Opportunistic fixed income managers seek to maintain diversified exposure across various fixed income and floating rate market segments, with a focus on more liquid markets, assessing the relative value across sectors and adjusting portfolio weightings based on opportunity.

Q	How did the Fund use derivatives and similar instruments during the Reporting Period?

A	The Underlying Managers of the Fund employ derivatives and similar instruments as part of their underlying strategies to hedge market exposure and/or to gain implicit leverage, subject to the constraints of the 1940 Act. During the Reporting Period, credit default swaps, equity futures, interest rate futures, interest rate swaps, options on interest rate futures, interest rate swaptions, bond futures, options on bond futures, forward foreign currency exchange contracts and foreign currency exchange options were used in the Fund.

Q	Were there any notable changes in the Fund’s allocations during the Reporting Period?

A	The Fund launched on April 30, 2013 with initial weights of approximately 25% of total net assets to equity long/short, 20% to dynamic equity, 30% to event driven and credit and 20% to opportunistic fixed income. The balance of approximately 5% of total net assets was held in cash.

During the Reporting Period, shifts to the Fund’s asset allocation were made in response to the market environment and as a result of new additions and terminations of Underlying Managers. For example, we increased the Fund’s allocation to opportunistic fixed income and reduced its allocations to dynamic equity, equity long/short and event driven and credit, paring gains in these strategies in a rising equity market in order to initiate the tactical trading strategy. The Fund’s allocation to cash also decreased during the Reporting Period.

Q	What is the Fund’s tactical view and strategy for the months ahead?

A	We intend to continue to monitor global economic recovery, monetary policy and market volatility, while using active portfolio management and alternative investment strategies to position the Fund as we aim to deliver positive absolute returns across a variety of market environments. We believe the flexibility to allocate tactically across these alternative strategies may enable us to provide investors with positive absolute returns in a variety of market conditions and with significant diversification benefits.

FUND BASICS

Multi-Manager Alternatives Fund

as of December 31, 2013

PERFORMANCE REVIEW
April 30, 2013– December 31, 2013	Fund Total Return (based on NAV)[1]	BofA Merrill Lynch U.S. Dollar 3-Month U.S. Treasury Bill Index[2]
Class A	5.20%	0.05%
Class C	4.60	0.05
Institutional	5.40	0.05
Class IR	5.40	0.05
Class R	5.00	0.05

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The BofA Merrill Lynch US 3-Month Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date. To qualify for selection, an issue must have settled on or before the month-end rebalancing date. While the index will often hold the Treasury Bill issued at the most recent 3-month auction, it is also possible for a seasoned 6-month Bill to be selected.

STANDARDIZED TOTAL RETURNS[3]
For the period ended 12/31/13	Since Inception	Inception Date
Class A	-0.56%	4/30/13
Class C	3.60	4/30/13
Institutional	5.40	4/30/13
Class IR	5.40	4/30/13
Class R	5.00	4/30/13

[3]	The Standardized Average Annual Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.50% for Class A Shares and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional, Class IR and Class R Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

The returns set forth in the tables above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

FUND BASICS

EXPENSE RATIOS[4]
	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)
Class A	2.55%	3.28%
Class C	3.30	4.03
Institutional	2.15	2.88
Class IR	2.30	3.03
Class R	2.80	3.53

[4]	The expense ratios of the Fund, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations) are as set forth above according to the most recent publicly available Prospectus for the Fund and may differ from the expense ratios disclosed in the Financial Highlights in this report. The Fund’s waivers and/or expense limitations will remain in place through at least April 30, 2014, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Fund’s Board of Trustees. If these arrangements are discontinued in the future, the expense ratios may change without shareholder approval.

FUND COMPOSITION (%)
As of December 31, 2013

The percentage shown for each investment category reflects the value of investments in that category as a percentage of the Fund’s market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

TOP TEN HOLDINGS AS OF 12/31/13[5]
Holding	% of Net Assets	Line of Business
Aon PLC	1.4%	Insurance
Stanley Black & Decker, Inc.	1.1	Machinery
AMETEK, Inc.	1.0	Electrical Equipment
Hospira, Inc.	0.9	Pharmaceuticals
Trimble Navigation Ltd.	0.9	Electronic Equipment, Instruments & Components
The Progressive Corp.	0.9	Insurance
Waters Corp.	0.9	Life Sciences Tools & Services
Twenty-First Century Fox, Inc.	0.9	Media
Starwood Hotels & Resorts Worldwide, Inc.	0.9	Hotels, Restaurants & Leisure
Motorola Solutions, Inc.	0.8	Communications Equipment

[5]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS

SUBADVISOR ALLOCATION (%)
As of December 31, 2013
Ares Capital Management II, LLC	12.1%
Brigade Capital Management, LLC	9.5
First Pacific Advisors, LLC	15.4
GAM International Management Limited	23.3
Lateef Investment Management, L.P.	18.4
Graham Capital Management, L.P.	18.4

STRATEGY ALLOCATION[6] (%)
As of December 31, 2013

Equity Long/Short Strategies generally involve long and short investing, based on analytical measurements, in equity and equity-related investments. Dynamic Equity Strategies generally are long-biased strategies that are less constrained than traditional long-only managers with respect to factors such as position concentration, sector and country weights, style, and market capitalization. Event Driven and Credit Strategies typically seek to take advantage of corporate events and company-specific catalysts such as bankruptcies, mergers or takeovers. Opportunistic Fixed Income Strategies seek to maintain diversified exposure across various fixed income and floating rate market segments, including, among others, global emerging markets, investment grade and high yield debt markets, convertible bonds, and bank loans. Tactical Trading Strategies seek to produce total return by long and short investing across global fixed income, currency, equity, and commodity markets. Tactical Trading managers typically have no bias to be long, short, or neutral.

[6]	This chart only represents capital allocated to the Underlying Managers and as such weightings may not sum to 100%.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Performance Summary

December 31, 2013

The following graph shows the value, as of December 31, 2013, of a $10,000 investment made on April 30, 2013 (commencement of operations) in Institutional Shares at NAV. For comparative purposes, the performance of the Fund’s current benchmarks, the BofA Merrill Lynch 3 Mo T-Bill Index and the HFRX Global Hedge Fund Index, are shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown and in their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class C, Class IR and Class R Shares will vary from Institutional Shares due to differences in class specific fees and any applicable sales charges. In addition to the Investment Adviser’s decisions regarding issuer/industry investment selection and allocation, other factors may affect Fund performance. These factors include, but are not limited to, Fund operating fees and expenses, portfolio turnover and subscription and redemption cash flows affecting the Fund.

Multi-Manager Alternatives Fund’s Lifetime Performance

Performance of a $10,000 Investment, with distributions reinvested, from April 30, 2013 through December 31, 2013.

Average Annual Total Return through December 31, 2013	Since Inception
Class A (Commenced April 30, 2013)
Excluding sales charges	5.20%*
Including sales charges	-0.56%*

Class C (Commenced April 30, 2013)
Excluding contingent deferred sales charges	4.60%*
Including contingent deferred sales charges	3.60%*

Institutional Class (Commenced April 30, 2013)	5.40%*

Class IR (Commenced April 30, 2013)	5.40%*

Class R (Commenced April 30, 2013)	5.00%*

*	Total return for periods of less than one year represents cumulative total return.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments

December 31, 2013

Shares	Description	Value

Common Stocks – 28.5%
Beverages – 0.3%
5,400	Anheuser-Busch InBev NV ADR	$574,884

Capital Markets – 0.9%
14,365	T. Rowe Price Group, Inc.	1,203,356
12,600	The Bank of New York Mellon Corp.	440,244

		1,643,600

Commercial Banks – 0.1%
5,300	CIT Group, Inc.	276,289

Commercial Services & Supplies – 0.8%
38,269	Tyco International Ltd.	1,570,560

Communications Equipment – 1.7%
19,600	ARRIS Group, Inc.*	477,554
26,800	Cisco Systems, Inc.	601,660
24,004	Motorola Solutions, Inc.	1,620,270
6,000	QUALCOMM, Inc.	445,500

		3,144,984

Computers & Peripherals – 0.8%
58,573	EMC Corp.	1,473,111

Containers & Packaging* – 0.3%
17,600	Owens-Illinois, Inc.	629,728

Diversified Financial Services – 0.5%
6,800	Citigroup, Inc.	354,348
6,200	Groupe Bruxelles Lambert SA	569,539

		923,887

Electrical Equipment – 1.0%
34,815	AMETEK, Inc.	1,833,706

Electronic Equipment, Instruments & Components – 0.9%
1,000	TE Connectivity Ltd.	55,110
47,118	Trimble Navigation Ltd.*	1,634,995

		1,690,105

Food & Staples Retailing – 1.4%
17,400	CVS Caremark Corp.	1,245,318
92,200	Tesco PLC	512,017
6,800	Unilever NV	273,396
2,600	Wal-Mart Stores, Inc.	204,594
6,800	Walgreen Co.	390,592

		2,625,917

Health Care Equipment & Supplies – 0.7%
12,200	CareFusion Corp.*	485,804
12,600	Covidien PLC	858,060

		1,343,864

Health Care Providers & Services – 0.3%
5,700	WellPoint, Inc.	526,623

Common Stocks – (continued)
Hotels, Restaurants & Leisure – 1.7%
20,437	Starwood Hotels & Resorts Worldwide, Inc.	$1,623,719
8,289	Wynn Resorts Ltd.	1,609,807

		3,233,526

Household Products – 0.2%
2,800	Henkel AG & Co. KGaA	291,925

Industrial Conglomerates – 0.0%
400	Jardine Matheson Holdings Ltd.	20,940
200	Jardine Strategic Holdings Ltd.	6,350

		27,290

Insurance – 2.8%
655	Alleghany Corp.*	261,974
16,100	American International Group, Inc.	821,905
31,846	Aon PLC	2,671,561
59,668	The Progressive Corp.	1,627,146

		5,382,586

Internet Software & Services* – 0.4%
655	Google, Inc. Class A	734,065

IT Services – 1.2%
17,676	Accenture PLC Class A	1,453,321
1,085	MasterCard, Inc. Class A	906,474

		2,359,795

Life Sciences Tools & Services – 1.3%
8,400	Thermo Fisher Scientific, Inc.	935,340
16,241	Waters Corp.*	1,624,100

		2,559,440

Machinery – 2.0%
3,700	Joy Global, Inc.	216,413
25,216	Stanley Black & Decker, Inc.	2,034,679
20,854	Wabtec Corp.	1,548,827

		3,799,919

Media – 2.2%
17,675	Scripps Networks Interactive Class A	1,527,297
28,800	The Interpublic Group of Cos., Inc.	509,760
46,157	Twenty-First Century Fox, Inc.	1,623,803
25,700	WPP PLC	588,631

		4,249,491

Metals & Mining – 0.4%
50,200	Alcoa, Inc.	533,626
60,000	Norsk Hydro ASA	268,411

		802,037

Oil, Gas & Consumable Fuels – 0.7%
15,100	Canadian Natural Resources Ltd.	510,984
8,500	Occidental Petroleum Corp.	808,350

		1,319,334

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Shares	Description	Value

Common Stocks – (continued)
Pharmaceuticals – 1.1%
43,706	Hospira, Inc.*	$1,804,184
3,800	Johnson & Johnson	348,042

		2,152,226

Professional Services – 2.1%
32,086	Nielsen Holdings NV	1,472,427
36,308	Robert Half International, Inc.	1,524,573
8,353	Towers Watson & Co. Class A	1,065,926

		4,062,926

Semiconductors & Semiconductor Equipment – 0.5%
9,800	Analog Devices, Inc.	499,114
16,600	Intel Corp.	430,936

		930,050

Software – 2.0%
7,768	ANSYS, Inc.*	677,369
7,000	Check Point Software Technologies Ltd.*	451,640
38,300	Microsoft Corp.	1,433,569
32,600	Oracle Corp.	1,247,276

		3,809,854

Wireless Telecommunication Services – 0.2%
11,300	Vodafone Group PLC ADR	444,203

TOTAL COMMON STOCKS
(Cost $48,878,073)		$54,415,925

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – 21.1%
	Aerospace & Defense(a)(b) – 0.1%
	Alliant Techsystems, Inc.
	$200,000	5.250%	10/01/21	$200,500

	Airlines – 0.2%
	Air France-KLM(c)
EUR	800,000	2.030	02/15/23	120,951
	International Consolidated Airlines Group SA
	100,000	1.750	05/31/18	182,308

				303,259

	Automotive – 0.6%
	Affinia Group, Inc.(b)
	$150,000	7.750	05/01/21	158,250
	Faurecia
EUR	400,000	3.250	01/01/18	181,647
	General Motors Financial Co., Inc.(a)
	$125,000	3.250	05/15/18	125,313
	Gestamp Funding Luxembourg SA(a)(b)
	250,000	5.625	05/31/20	254,700
	RCI Banque SA(a)
	100,000	3.500	04/03/18	101,913

	Corporate Obligations – (continued)
	Automotive – (continued)
	Stackpole International Intermediate Co.(a)(b)
	$210,000	7.750%	10/15/21	$218,400
	TRW Automotive, Inc.(a)
	100,000	4.500	03/01/21	101,250

				1,141,473

	Banks – 2.6%
	African Export-Import Bank
	200,000	5.750	07/27/16	210,750
	Bangkok Bank PCL
	200,000	3.300	10/03/18	198,467
	Bank of America Corp.(d)
	300,000	1.281	01/15/19	302,345
	Barclays Bank PLC(b)(d)
EUR	30,000	4.750	03/15/49	35,098
	70,000	4.875	12/15/49	86,669
	Barclays PLC(b)(d)
	$175,000	8.250	12/15/49	180,250
	Citigroup, Inc.(d)
	250,000	0.921	11/15/16	250,350
	Deutsche Bank AG(b)(d)
	200,000	4.296	05/24/28	181,037
	Deutsche Bank Capital Funding Trust IV(b)(d)
EUR	15,000	2.288	03/19/49	19,659
	HSBC Bank PLC(a)
	$200,000	1.500	05/15/18	195,294
	HSBC USA, Inc.(d)
	350,000	1.128	09/24/18	350,486
	ING Bank NV(a)
	200,000	1.375	03/07/16	200,315
	JPMorgan Chase & Co.(b)(d)
	95,000	5.150	05/01/49	85,262
	JPMorgan Chase Bank NA(b)(d)
EUR	400,000	0.994	05/31/17	543,676
	Lloyds Banking Group PLC(a)(b)(d)
	$35,000	6.657	05/21/49	33,775
	Lloyds TSB Bank PLC
	300,000	6.375	01/21/21	353,356
	Macquarie Bank Ltd.
	461,000	5.000	02/22/17	499,927
	Royal Bank of Scotland NV(b)(d)
AUD	350,000	3.372	05/17/18	280,345
	Royal Bank of Scotland PLC
	$250,000	2.550	09/18/15	255,767
GBP	20,000	6.000 (d)	09/08/49	29,462
	Santander International Debt SA
	200,000	3.160	12/01/15	336,036
	Standard Bank PLC
	$100,000	8.125	12/02/19	113,250
	Standard Chartered PLC(a)
	150,000	3.850	04/27/15	155,759
	Wachovia Capital Trust III(b)(d)
	80,000	5.570	02/10/49	73,200

				4,970,535

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

December 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – (continued)
	Brokerage(d) – 0.2%
	Morgan Stanley, Inc.
	$200,000	0.696%	10/18/16	$198,353
	The Bear Stearns Cos. LLC
	200,000	0.629	11/21/16	198,803

				397,156

	Building Materials(b) – 0.3%
	Building Materials Corp. of America(a)
	175,000	7.500	03/15/20	189,000
	Cemex SAB de CV(a)
	200,000	7.250	01/15/21	206,172
	Gibraltar Industries, Inc.
	200,000	6.250	02/01/21	206,500

				601,672

	Chemicals – 0.4%
	Celanese US Holdings LLC
	170,000	4.625	11/15/22	162,350
	Cornerstone Chemical Co.(a)(b)
	60,000	9.375	03/15/18	63,150
	Hexion US Finance Corp./Hexion Nova Scotia Finance ULC(b)
	225,000	8.875	02/01/18	233,719
	SABIC Capital II BV
	200,000	2.625	10/03/18	197,700
	SPCM SA(a)(b)
	49,000	6.000	01/15/22	51,394
	Styrolution Group GmbH(b)
EUR	100,000	7.625	05/15/16	144,449

				852,762

	Construction & Engineering(a)(b) – 0.1%
	Michael Baker International LLC/CDL Acquisition Co., Inc.
	$150,000	8.250	10/15/18	153,000

	Consumer Cyclical Services(b) – 0.4%
	APX Group, Inc.
	75,000	6.375	12/01/19	75,938
	155,000	8.750	12/01/20	156,937
	Ashtead Capital, Inc.(a)
	115,000	6.500	07/15/22	122,187
	First Data Corp.(a)
	200,000	6.750	11/01/20	207,000
	FTI Consulting, Inc.
	105,000	6.000	11/15/22	106,837
	Monitronics International, Inc.
	75,000	9.125	04/01/20	79,688
	United Rentals North America, Inc.
	90,000	7.375	05/15/20	99,788

				848,375

	Consumer Noncyclical – 0.1%
	BAT International Finance PLC
	200,000	1.125	03/29/16	200,220

	Consumer Products – Household & Leisure(b) – 0.2%
	Albea Beauty Holdings SA(a)
	$150,000	8.375%	11/01/19	155,895

	Corporate Obligations – (continued)
	Consumer Products – Household & Leisure – (continued)
	Elizabeth Arden, Inc.
	$150,000	7.375%	03/15/21	$162,750

				318,645

	Consumer Products – Non Durable(b) – 0.1%
	Sally Holdings LLC
	100,000	6.875	11/15/19	110,000

	Diversified Financial Services – 0.4%
	Alphabet Holding Co., Inc.(a)(b)(e)
	177,000	7.750	11/01/17	182,752
	China Overseas Finance Cayman IV Ltd.
	400,000	4.875	02/15/17	422,948
	Henderson UK Finance PLC
GBP	100,000	7.250	03/24/16	174,827

				780,527

	Energy – 0.1%
	Total Capital International SA(d)
	$100,000	0.809	08/10/18	100,546
	Total Capital SA
	100,000	2.125	08/10/18	100,601

				201,147

	Energy – Exploration & Production – 2.1%
	Aabar Investments PJSC
EUR	100,000	4.000	05/27/16	162,264
	Arch Coal, Inc.(b)
	$65,000	7.250	10/01/20	50,375
	CNOOC Finance 2012 Ltd.
	300,000	3.875	05/02/22	288,207
	CNPC General Capital Ltd.
	400,000	3.950	04/19/22	383,708
	Energy XXI Gulf Coast, Inc.(a)(b)
	135,000	7.500	12/15/21	141,075
	Etablissements Maurel et Prom
EUR	29,400	7.125	07/31/14	6,799
	Forest Oil Corp.(b)
	$190,000	7.500	09/15/20	190,712
	Halcon Resources Corp.(b)
	360,000	8.875	05/15/21	363,600
	Harvest Operations Corp.
	400,000	2.125	05/14/18	390,025
	Indian Oil Corp., Ltd.
	200,000	5.750	08/01/23	191,556
	Linn Energy LLC/Linn Energy Finance Corp.(a)(b)
	100,000	6.250	11/01/19	100,875
	Memorial Production Partners LP/Memorial Production Finance Corp.(a)(b)
	200,000	7.625	05/01/21	205,500
	Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC(b)
	50,000	10.750	10/01/20	54,188
	100,000	9.250	06/01/21	104,500
	Murray Energy Corp.(a)(b)
	105,000	8.625	06/15/21	108,675
	Peabody Energy Corp.
	100,000	6.250	11/15/21	101,250

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – (continued)
	Energy – Exploration & Production – (continued)
	Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp.(a)(b)
	$200,000	6.500%	05/15/21	$207,500
	Plains Exploration & Production Co.(b)
	100,000	6.875	02/15/23	111,250
	Range Resources Corp.(b)
	280,000	5.000	03/15/23	274,400
	SandRidge Energy, Inc.(b)
	210,000	7.500	02/15/23	212,625
	Tullow Oil PLC(a)(b)
	30,000	6.000	11/01/20	30,298
	Walter Energy, Inc.(b)
	100,000	9.500 (a)	10/15/19	105,500
	40,000	9.875	12/15/20	34,700
	125,000	8.500	04/15/21	104,375

				3,923,957

	Energy – Services(a)(b) – 0.2%
	Hiland Partners LP/Hiland Partners Finance Corp.
	150,000	7.250	10/01/20	160,688
	Sea Trucks Group Ltd.
	200,000	9.000	03/26/18	191,000

				351,688

	Entertainment & Leisure – 0.2%
	Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp.(b)
	150,000	5.250	03/15/21	148,125
	Six Flags Entertainment Corp.(a)(b)
	200,000	5.250	01/15/21	197,000
	Time Warner Entertainment Co. LP
	5,000	8.375	07/15/33	5,447

				350,572

	Environmental(b) – 0.1%
	Clean Harbors, Inc.
	244,000	5.125	06/01/21	245,220

	Finance – 1.2%
	Ally Financial, Inc.
	80,000	7.500	09/15/20	93,600
	60,000	8.000	11/01/31	71,700
	CIT Group, Inc.(a)
	100,000	5.500	02/15/19	107,750
	Fidelity National Information Services, Inc.(b)
	215,000	3.500	04/15/23	194,885
	Icahn Enterprises LP/Icahn Enterprises Finance Corp.(b)
	150,000	8.000	01/15/18	156,187
	La Financiere Atalian SA(b)
EUR	100,000	7.250	01/15/20	145,824
	Nationstar Mortgage LLC/Nationstar Capital Corp.(b)
	$150,000	6.500	08/01/18	152,438
	75,000	6.500	07/01/21	71,250
	75,000	6.500	06/01/22	70,875
	Nomura Holdings, Inc.
	500,000	2.000	09/13/16	501,755

	Corporate Obligations – (continued)
	Finance – (continued)
	Nuveen Investments, Inc.(a)(b)
	$100,000	9.125%	10/15/17	$100,500
	Opal Acquisition, Inc.(a)(b)
	120,000	8.875	12/15/21	119,100
	Provident Funding Associates LP/PFG Finance Corp.(a)(b)
	75,000	6.750	06/15/21	74,438
	TRAC Intermodal LLC/TRAC Intermodal Corp.(b)
	55,000	11.000	08/15/19	62,700
	USB Realty Corp.(a)(b)(d)
	300,000	1.391	01/15/49	276,000

				2,199,002

	Food & Beverage – 0.6%
	B&G Foods, Inc.(b)
	200,000	4.625	06/01/21	191,500
	Carlsberg Breweries A/S
GBP	200,000	7.250	11/28/16	378,188
	Constellation Brands, Inc.
	$30,000	3.750	05/01/21	28,350
	Hawk Acquisition Sub, Inc.(a)(b)
	275,000	4.250	10/15/20	265,375
	Heineken NV
GBP	70,000	7.250	03/10/15	123,541
	Michael Foods Holding, Inc.(a)(b)(e)
	$100,000	8.500	07/15/18	105,250

				1,092,204

	Gaming – 0.7%
	Ameristar Casinos, Inc.(b)
	300,000	7.500	04/15/21	327,000
	Chester Downs & Marina LLC(a)(b)
	135,000	9.250	02/01/20	135,675
	GLP Capital LP/GLP Financing II, Inc.(a)(b)
	115,000	4.375	11/01/18	117,587
	International Game Technology(b)
	210,000	5.350	10/15/23	215,490
	MGM Resorts International
	100,000	6.625	12/15/21	105,375
	MTR Gaming Group, Inc.(b)
	110,000	11.500	08/01/19	122,375
	Seneca Gaming Corp.(a)(b)
	50,000	8.250	12/01/18	53,750
	Shingle Springs Tribal Gaming Authority(a)(b)
	170,000	9.750	09/01/21	183,175

				1,260,427

	Health Care – Medical Products(b) – 0.2%
	Alere, Inc.
	100,000	6.500	06/15/20	102,250
	Biomet, Inc.
	150,000	6.500	08/01/20	157,500
	Immucor, Inc.
	130,000	11.125	08/15/19	145,925

				405,675

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

December 31, 2013

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Health Care – Pharmaceuticals(b) – 0.0%
	Lantheus Medical Imaging, Inc.
	$65,000	9.750%		05/15/17	$58,013

	Health Care – Services – 0.6%
	Community Health Systems, Inc.(b)
	150,000	8.000		11/15/19	162,750
	DaVita HealthCare Partners, Inc.(b)
	75,000	6.625		11/01/20	80,625
	HCA, Inc.
	310,000	6.500		02/15/20	340,612
	Health Management Associates, Inc.(b)
	90,000	7.375		01/15/20	100,912
	INC Research LLC(a)(b)
	100,000	11.500		07/15/19	111,250
	Tenet Healthcare Corp.
	75,000	6.000	(a)	10/01/20	78,563
	195,000	8.125		04/01/22	209,869

					1,084,581

	Home Construction(b) – 0.0%
	ServiceMaster Co.
	100,000	7.250		03/01/38	74,500

	Hotels, Restaurants & Leisure(a)(b) – 0.1%
	Wok Acquisition Corp.
	100,000	10.250		06/30/20	108,500

	Lodging(b) – 0.2%
	Eldorado Resorts LLC/Eldorado Capital Corp.(a)
	130,000	8.625		06/15/19	138,775
	Marriott International Inc.
	215,000	3.000		03/01/19	215,850
	MISA Investments Ltd.(a)(e)
	35,000	8.625		08/15/18	36,225

					390,850

	Machinery(b) – 0.4%
	Boart Longyear Management Pty Ltd.(a)
	225,000	7.000		04/01/21	168,750
	Doosan Infracore Co., Ltd.(d)
	300,000	3.250		10/05/42	292,782
	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.(a)
	175,000	8.750		02/01/19	177,494
	Tyco Electronics Group SA
	215,000	2.375		12/17/18	212,385

					851,411

	Media – Broadcasting & Radio(b) – 0.4%
	Nexstar Broadcasting, Inc.
	80,000	6.875		11/15/20	85,500
	Sinclair Television Group, Inc.
	300,000	5.375		04/01/21	295,500
	Sirius XM Radio, Inc.(a)
	140,000	4.250		05/15/20	132,650
	Univision Communications, Inc.(a)
	200,000	8.500		05/15/21	221,000

					734,650

	Corporate Obligations – (continued)
	Media – Cable – 0.4%
	Brocade Communications Systems, Inc.(a)(b)
	$50,000	4.625%		01/15/23	$46,250
	Cablevision Systems Corp.
	100,000	7.750		04/15/18	111,625
	CCO Holdings LLC/CCO Holdings Capital Corp.(b)
	200,000	5.125		02/15/23	185,500
	Cequel Communications Holdings I LLC/Cequel Capital Corp.(a)(b)
	300,000	6.375		09/15/20	306,750
	Midcontinent Communications & Midcontinent Finance Corp.(a)(b)
	200,000	6.250		08/01/21	202,000

					852,125

	Media – Non Cable – 1.2%
	Affinion Group, Inc.(b)
	105,000	7.875		12/15/18	94,500
	Gannett Co., Inc.(a)(b)
	200,000	5.125		10/15/19	208,250
	InterActiveCorp.(a)(b)
	220,000	4.875		11/30/18	224,950
	Liberty Interactive LLC
	15,000	8.250		02/01/30	15,975
	21,000	1.000	(a)(b)	09/30/43	22,155
	Nielsen Finance LLC/Nielsen Finance Co.(b)
	100,000	4.500		10/01/20	97,500
	Priceline.com, Inc.
	138,000	1.000		03/15/18	190,267
	Reed Elsevier Investments PLC
GBP	350,000	5.625		10/20/16	635,924
	The McClatchy Co.(b)
	$30,000	9.000		12/15/22	32,925
	VeriSign, Inc.(b)
	100,000	4.625		05/01/23	95,250
	WPP PLC
GBP	370,000	6.000		04/04/17	680,276

					2,297,972

	Metals & Mining – 0.4%
	Commercial Metals Co.(b)
	$250,000	4.875		05/15/23	231,875
	FMG Resources (August 2006) Pty Ltd.(a)(b)
	50,000	6.875		02/01/18	52,690
	Glencore Funding LLC(d)
	250,000	1.396		05/27/16	248,876
	Hecla Mining Co.(a)(b)
	50,000	6.875		05/01/21	48,000
	IAMGOLD Corp.(a)(b)
	300,000	6.750		10/01/20	256,500

					837,941

	Noncaptive – Financial – 0.1%
	General Electric Capital Corp.(d)
	150,000	0.894		07/12/16	151,052
	PHH Corp.(b)
	85,000	6.375		08/15/21	85,213

					236,265

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount		Interest Rate		Maturity Date	Value

	Corporate Obligations – (continued)
	Packaging(b) – 0.3%
	Ardagh Packaging Finance PLC
EUR	100,000	7.375%		10/15/17	$147,372
	Ball Corp.
	$150,000	5.000		03/15/22	148,125
	Beverage Packaging Holdings Luxembourg II SA/Beverage Packaging Holdings II Is(a)
	145,000	5.625		12/15/16	147,900
	Reynolds Group Issuer, Inc.
	100,000	5.750		10/15/20	102,000

					545,397

	Paper(a)(b) – 0.1%
	Georgia-Pacific LLC
	200,000	3.734		07/15/23	192,497
	Sappi Papier Holding GmbH
	50,000	7.750		07/15/17	54,437

					246,934

	Pharmaceuticals(a)(b) – 0.0%
	Salix Pharmaceuticals Ltd.
	70,000	6.000		01/15/21	71,750

	Pipelines(a) – 0.6%
	Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.(b)
	100,000	4.750		11/15/21	91,500
	Gibson Energy, Inc.(b)
	59,000	6.750		07/15/21	62,540
	Kinder Morgan, Inc.(b)
	200,000	5.000		02/15/21	196,000
	Rockies Express Pipeline LLC
	15,000	6.000		01/15/19	13,875
	260,000	5.625		04/15/20	228,800
	Sabine Pass Liquefaction LLC
	200,000	5.625		02/01/21	195,750
	100,000	6.250	(b)	03/15/22	99,250
	250,000	5.625		04/15/23	233,750
	SemGroup LP(b)
	95,000	7.500		06/15/21	100,462

					1,221,927

	Property Insurance(a)(b) – 0.2%
	A-S Co.-Issuer Subsidiary, Inc. / A-S Merger Sub LLC
	85,000	7.875		12/15/20	89,463
	Hockey Merger Sub 2, Inc.
	200,000	7.875		10/01/21	207,000

					296,463

	Real Estate – 0.5%
	CB Richard Ellis Services, Inc.(b)
	25,000	5.000		03/15/23	23,937
	Country Garden Holdings Co., Ltd.
	100,000	11.750		09/10/14	105,650
	Greentown China Holdings Ltd.(b)
	200,000	8.000		03/24/19	204,000
	Host Hotels & Resorts LP(b)
	100,000	3.750		10/15/23	92,854

	Corporate Obligations – (continued)
	Real Estate – (continued)
	Intu Properties PLC
GBP	100,000	2.500%		10/04/18	$172,798
	RHP Hotel Properties LP/RHP Finance Corp.(b)
	$120,000	5.000		04/15/21	118,500
	Sabra Health Care LP/Sabra Capital Corp.(b)
	150,000	5.375		06/01/23	145,875

					863,614

	Retailers – 0.9%
	Burlington Coat Factory Warehouse Corp.(b)
	55,000	10.000		02/15/19	61,738
	Ferrellgas LP/Ferrellgas Finance Corp.(b)
	200,000	6.500		05/01/21	203,750
	100,000	6.750	(a)	01/15/22	101,500
	Grupo Famsa SAB de CV(a)(b)
	60,000	7.250		06/01/20	60,288
	JC Penney Corp., Inc.
	40,000	7.950		04/01/17	34,800
	145,000	5.650		06/01/20	114,550
	L Brands, Inc.
	100,000	5.625		02/15/22	102,250
	New Albertsons, Inc.
	15,000	7.750		06/15/26	12,150
	20,000	7.450		08/01/29	16,350
	140,000	8.000		05/01/31	114,800
	Next PLC
GBP	200,000	5.875		10/12/16	365,919
	Roundy’s Supermarkets, Inc.(a)(b)
	$55,000	10.250		12/15/20	55,825
	Supervalu, Inc.(b)
	115,000	6.750		06/01/21	113,563
	The Bon-Ton Department Stores, Inc.(b)
	40,000	8.000		06/15/21	40,100
	The Pantry, Inc.(b)
	215,000	8.375		08/01/20	228,437
	Toys R US, Inc.(b)
	65,000	10.375		08/15/17	56,550
	20,000	7.375		10/15/18	14,850

					1,697,420

	Technology – Hardware – 0.4%
	Advanced Micro Devices, Inc.(b)
	200,000	7.750		08/01/20	198,000
	185,000	7.500		08/15/22	180,375
	Amkor Technology, Inc.(b)
	190,000	6.375		10/01/22	195,225
	Lam Research Corp.
	100,000	0.500		05/15/16	113,875
	NCR Escrow Corp.(a)(b)
	25,000	6.375		12/15/23	25,500
	SanDisk Corp.(a)
	50,000	0.500		10/15/20	49,418

					762,393

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

December 31, 2013

Principal Amount		Interest Rate	Maturity Date	Value

	Corporate Obligations – (continued)
	Technology – Software/Services – 0.4%
	ACI Worldwide, Inc.(a)(b)
	$45,000	6.375%	08/15/20	$47,025
	Electronic Arts, Inc.
	11,000	0.750	07/15/16	11,701
	Equinix, Inc.(b)
	50,000	4.875	04/01/20	49,750
	iGATE Corp.(b)
	100,000	9.000	05/01/16	106,250
	MModal, Inc.(a)(b)
	60,000	10.750	08/15/20	22,200
	Nuance Communications, Inc.(a)(b)
	200,000	5.375	08/15/20	194,000
	Oracle Corp.
	100,000	3.625	07/15/23	98,553
	Syniverse Holdings, Inc.(b)
	100,000	9.125	01/15/19	109,250
	Yahoo!, Inc.(a)(f)
	100,000	0.000	12/01/18	103,313

				742,042

	Telecommunications(a)(b) – 0.1%
	tw telecom holdings, Inc.
	125,000	5.375	10/01/22	122,500

	Telecommunications – Cellular(a) – 0.3%
	Sable International Finance Ltd.(b)
	50,000	7.750	02/15/17	51,500
	100,000	8.750	02/01/20	112,750
	Softbank Corp.
	337,000	4.500	04/15/20	328,452
	Wind Acquisition Finance SA(b)
	150,000	7.250	02/15/18	157,125

				649,827

	Telecommunications – Satellites(a)(b) – 0.2%
	Intelsat Luxembourg SA
	200,000	7.750	06/01/21	214,500
	Unitymedia Hessen GmbH & Co. KG
	150,000	5.500	01/15/23	145,125

				359,625

	Textiles & Apparel(a)(b) – 0.2%
	Burlington Holdings LLC/Burlington Holding Finance, Inc.(e)
	82,000	9.000	02/15/18	83,845
	Quiksilver, Inc.
	60,000	7.875	08/01/18	65,100
	The William Carter Co.
	185,000	5.250	08/15/21	187,313

				336,258

	Tobacco – 0.1%
	Imperial Tobacco Finance PLC
EUR	150,000	8.375	02/17/16	237,379

	Transportation – 0.4%
	Bluewater Holding BV(a)(b)
	$200,000	10.000	12/10/19	200,500
	CHC Helicopter SA(b)
	110,000	9.375	06/01/21	112,200

	Corporate Obligations – (continued)
	Transportation – (continued)
	DryShips, Inc.
	$50,000	5.000%	12/01/14	$50,531
	Navistar International Corp.(b)
	100,000	8.250	11/01/21	103,250
	Syncreon Group BV/Syncreon Global Finance US, Inc.(a)(b)
	200,000	8.625	11/01/21	197,496
	Watco Cos LLC/Watco Finance Corp.(a)(b)
	100,000	6.375	04/01/23	99,500

				763,477

	Utilities – Distribution – 0.2%
	Sabine Pass LNG LP
	250,000	7.500	11/30/16	282,500
	Suburban Propane Partners LP/Suburban Energy Finance Corp.(b)
	105,000	7.375	03/15/20	112,613

				395,113

	Utilities – Electric – 0.6%
	Calpine Corp.(a)(b)
	133,000	7.500	02/15/21	145,635
	31,000	6.000	01/15/22	31,698
	Energy Future Intermediate Holding Co. LLC/EFIH Finance, Inc.(a)(b)
	125,000	10.000	12/01/20	132,812
	Homer City Generation LP(b)(e)
	125,000	8.137	10/01/19	130,938
	Meiya Power Co., Ltd.
	200,000	4.000	08/19/18	196,808
	NGG Finance PLC(b)(d)
GBP	100,000	5.625	06/18/73	166,847
EUR	300,000	4.250	06/18/76	418,149

				1,222,887

	Wireless Telecommunications – 0.4%
	Altice Financing SA(a)(b)
	$200,000	6.500	01/15/22	199,000
	AT&T, Inc.
	100,000	1.146 (d)	11/27/18	100,762
	105,000	2.375	11/27/18	105,179
	Digicel Group Ltd.(a)(b)
	200,000	8.250	09/30/20	208,000
	Sprint Corp.(a)
	120,000	7.875	09/15/23	128,850

				741,791

	Wirelines Telecommunications – 0.3%
	CenturyLink, Inc.
	100,000	5.625	04/01/20	102,735
	90,000	6.750	12/01/23	90,923
	Cincinnati Bell, Inc.(b)
	50,000	8.750	03/15/18	52,375
	Verizon Communications, Inc.
	102,000	5.150	09/15/23	109,173
	165,000	6.550	09/15/43	193,020

				548,226

	TOTAL CORPORATE OBLIGATIONS
	(Cost $39,909,333)			$40,259,847

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount		Interest Rate	Maturity Date	Value

	Agency Debentures(g) – 0.1%
	FNMA
	$100,000	3.150%	12/27/27	$87,786
	100,000	1.000	01/25/28	90,501

	TOTAL AGENCY DEBENTURES
	(Cost $183,587)			$178,287

	Foreign Debt Obligations – 2.4%
	Sovereign – 2.4%
	Brazil Notas do Tesouro Nacional
BRL	1,000,000	10.000%	01/01/21	$367,480
	2,351,066	6.000	08/15/22	975,350
	Canada Government International Bond
	$250,000	0.875	02/14/17	250,004
	Dubai DOF Sukuk Ltd.
	200,000	4.900	05/02/17	212,200
	Hungary Government Bond
	50,000	4.125	02/19/18	50,335
	New Zealand Government Bond
NZD	60,000	3.000	09/20/30	49,407
	Qatar Government Bond
	$400,000	5.750	01/20/42	418,000
	Ras Al Khaimah United Arab Emirates
	200,000	3.297	10/21/18	203,000
	Republic of Chile
CLP	46,619,120	3.000	07/01/17	91,546
	Republic of Indonesia
	$200,000	6.125	03/15/19	212,750
	Republic of Ireland
EUR	60,000	4.500	04/18/20	90,257
	Republic of Italy
	150,000	4.500	07/15/15	216,610
	250,000	4.750	05/01/17	372,952
	252,128	1.700	09/15/18	347,905
	Spain Government Bond(a)
	170,000	4.400	10/31/23	238,336
	United Kingdom Gilt
GBP	110,500	2.250	09/07/23	171,004
	163,000	3.250	01/22/44	248,731
	United Mexican States
MXN	1,400,000	6.500	06/10/21	110,072

	TOTAL FOREIGN DEBT OBLIGATIONS
	(Cost $4,768,318)			$4,625,939

	Municipal Debt Obligations – 0.1%
	New Jersey – 0.1%
	Tobacco Settlement Financing Corp. RB Series 1A
	$210,000	4.750%	06/01/34	$148,764
	140,000	5.000	06/01/41	98,542

	TOTAL MUNICIPAL DEBT OBLIGATIONS
	(Cost $293,476)			$247,306

	U.S. Treasury Obligations – 9.6%
	United States Treasury Bills(f)
	$500,000	0.000%	01/09/14	$499,999
	500,000	0.000	01/16/14	499,998
	500,000	0.000	01/23/14	499,995
	500,000	0.000	01/30/14	499,994
	500,000	0.000	02/06/14	499,991
	1,000,000	0.000	03/06/14	999,902
	500,000	0.000	03/13/14	499,958
	700,000	0.000	04/03/14	699,871
	700,000	0.000	05/01/14	699,876
	United States Treasury Bond
	275,000	4.375	05/15/41	298,367
	United States Treasury Inflation Protected Securities
	244,642	1.625	01/15/15	252,211
	457,155	0.625	02/15/43	352,581
	United States Treasury Notes
	500,000	0.250	01/31/14	500,040
	500,000	1.750	01/31/14	500,645
	500,000	1.250	02/15/14	500,680
	500,000	0.250	02/28/14	500,115
	500,000	1.875	02/28/14	501,405
	1,000,000	0.250	03/31/14	1,000,350
	500,000	1.750	03/31/14	501,990
	500,000	1.875	04/30/14	502,865
	500,000	4.750	05/15/14	508,510
	500,000	2.250	05/31/14	504,350
	4,800,000	0.750 (h)	06/15/14	4,813,584
	500,000	2.625	06/30/14	506,230
	350,000	4.250	11/15/17	389,739
	830,000	1.750	05/15/23	748,021

	TOTAL U.S. TREASURY OBLIGATIONS
	(Cost $18,374,071)			$18,281,267

	Senior Term Loans(i) – 5.9%
	Automotive – Parts – 0.0%
	Allison Transmission, Inc.
	$30,901	3.750%	08/23/19	$31,046

	Chemicals – 0.4%
	Chromaflo Technologies Corp.
	145,000	4.500	11/30/19	144,910
	40,000	8.250	05/30/20	40,200
	OCI Beaumont LLC
	264,199	6.250	08/20/19	266,841
	Oxea Finance LLC
	70,000	4.250	01/15/20	70,350
	Teine Energy Ltd.
	198,500	7.500	05/09/19	200,485

				722,786

	Consumer Products – Household & Leisure – 0.1%
	Merlin Entertainment Group
	72,168	3.420	06/28/19	72,258

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

December 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans(i) – (continued)
Consumer Products – Household & Leisure – (continued)
Spectrum Brands, Inc.
$43,135	3.500%	09/04/19	$43,167

			115,425

Consumer Products – Industrial – 0.2%
Harbor Freight Tools USA, Inc.
149,625	4.750	07/26/19	151,269
Minimax Gmbh & Co.
199,000	4.500	08/14/20	199,830

			351,099

Diversified Manufacturing – 0.2%
Manitowoc Co., Inc.
200,000	3.250	11/25/20	200,000
Rexnord LLC
114,327	4.000	08/21/20	114,564

			314,564

Energy – 0.6%
Alinta Energy U.S. Finance LLC
107,702	6.375	08/13/19	107,791
Atlas Energy LP
29,925	6.500	07/31/19	30,598
Bennu Oil & Gas LLC
207,000	10.250	11/01/18	208,552
EFS Cogen Holdings I, Inc.
299,627	3.750	12/01/20	301,500
Foresight Energy LLC
99,750	5.500	08/19/20	100,623
Pacific Drilling SA
149,250	4.500	06/04/18	150,837
Peabody Energy Corp.
99,750	4.250	09/24/20	100,329
Stallion Oilfield Services, Ltd.
74,625	8.000	06/19/18	76,117

			1,076,347

Energy – Coal – 0.0%
Walter Energy, Inc.
50,000	6.750	04/02/18	48,979

Energy – Exploration & Production – 0.1%
Bowie Resource Holdings LLC
153,063	6.750	08/14/20	153,445
Rice Energy LLC
99,250	8.500	10/25/18	100,987

			254,432

Entertainment – 0.0%
Guitar Center, Inc.
49,738	6.250	04/10/17	48,432

Finance – 0.3%
Digital Insight Corp.
34,286	4.750	10/16/19	34,286
Drillships Financing Holding, Inc.
89,775	5.500	07/15/16	90,935

Senior Term Loans(i) – (continued)
Finance – (continued)
Faenza Acquisition GmbH
$7,020	4.250%	08/20/20	$7,035
21,685	4.250	08/28/20	21,730
71,295	4.250	08/31/20	71,443
One Call Medical, Inc.
100,000	5.000	11/27/20	99,938
67,340	1.000	11/19/21	67,761
Sears Holding Corp.
105,000	5.500	06/30/18	105,576
Walter Investment Management Corp.
115,000	6.750%	12/11/20	115,086

			613,790

Finance Insurance – 0.1%
Hub International Ltd.
99,750	4.750	10/02/20	100,872

Food & Beverages – 0.1%
Pinnacle Foods Finance LLC
99,183	3.250	04/29/20	98,991

Gaming – 0.4%
Boyd Gaming Corp.
199,500	4.000	08/14/20	199,811
Graton Economic Development Authority
100,000	9.000	08/22/18	105,417
Mashantucket (Western) Pequot Tribe
194,361	9.375	06/30/20	182,505
Mohegan Tribal Gaming Authority New
217,000	5.500	11/19/19	220,120
Shingle Springs Tribal Gaming Authority
89,325	6.250	08/29/19	89,660

			797,513

Health Care – Medical Products – 0.1%
Carestream Health, Inc.
247,500	5.000	06/07/19	251,271

Health Care – Services – 0.3%
Air Medical Group Holdings, Inc.
250,000	7.625	05/31/18	245,000
Bioscrip, Inc.
148,125	6.500	07/31/20	146,891
Sheridan Holdings, Inc.
149,367	4.500	06/29/18	149,378
70,000	8.250	12/13/21	70,394

			611,663

Lodging – 0.2%
Four Seasons Holdings, Inc.
299,625	4.250	06/27/20	300,374
Hilton Worldwide Finance LLC
146,053	3.750	10/26/20	147,148

			447,522

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans(i) – (continued)
Media – Broadcasting & Radio – 0.1%
Clear Channel Communications, Inc.
$13,926	3.819%	01/29/16	$13,471
96,074	6.919	01/30/19	91,631
Entravision Communications Corp.
97,083	3.500	05/29/20	95,446

			200,548

Media – Cable – 0.0%
Midcontinent Communications
49,750	3.500	07/30/20	49,775

Media – Non Cable – 0.1%
Affinion Group, Inc.
99,741	6.750	10/10/16	98,187
Media General, Inc.
100,000	4.250	07/31/20	100,938

			199,125

Packaging – 0.1%
Berry Plastics Holding Corp.
200,000	3.750	01/09/21	199,584

Pharmaceuticals – 0.2%
Aquilex Holdings LLC
135,000	5.000	12/31/20	135,338
Salix Pharmaceuticals Ltd.
228,274	4.250	11/07/19	230,486

			365,824

Real Estate – 0.2%
Hudson’s Bay Co.
200,000	4.750	11/04/20	203,076
Starwood Property Trust, Inc.
144,636	3.500	04/17/20	144,365

			347,441

Restaurants – 0.0%
ARG IH Corp.
70,000	5.000	11/15/20	70,307

Retailers – 0.7%
Albertsons LLC
206,432	4.750	03/21/19	207,377
BJ’s Wholesale Club, Inc.
29,880	8.500	03/26/20	30,441
J Crew Group, Inc.
299,616	4.000	03/07/18	301,261
Leslie’s Poolmart, Inc.
199,495	4.250	10/16/19	200,120
Otter Products LLC
146,250	5.250	04/29/19	145,519
Supervalu, Inc.
148,461	5.000	03/21/19	149,736
Toys R US – Delaware, Inc.
74,960	6.000	09/01/16	67,517
True Religion Apparel, Inc.
100,000	5.875	07/30/19	94,833

Senior Term Loans(i) – (continued)
Retailers – (continued)
Wilton Brands LLC
$157,895	7.500%	08/30/18	$149,605

			1,346,409

Services Cyclical – Business Services – 0.3%
Ceridian Corp.
123,376	4.415	05/09/17	123,723
Language Line LLC
148,070	6.250	06/20/16	147,699
Redtop Acquisition Ltd.
100,000	4.500	12/03/20	100,125
Tribune Co.
85,000	4.000	11/12/20	84,469
WCA Waste Systems, Inc.
53,557	4.000	03/23/18	53,523

			509,539

Services Cyclical – Consumer Services – 0.1%
Lonestar Intermediate Super Holdings LLC
100,000	11.000	09/02/19	102,875

Technology – Hardware – 0.1%
Freescale Semiconductor Corp.
99,750	5.000	01/15/21	100,782

Technology – Software – 0.1%
Activision Blizzard, Inc.
99,750	3.250	10/12/20	100,323

Technology – Software/Services – 0.3%
CompuCom Systems, Inc.
99,500	4.250	05/11/20	99,252
Ion Trading Technologies S.A.R.L.
59,700	4.500	05/22/20	60,073
155,000	8.250	05/21/21	157,810
MModal, Inc.
187,268	7.750	08/16/19	159,646
Zayo Group LLC
100,000	4.000	07/02/19	100,023

			576,804

Telecommunications – Internet & Data – 0.1%
Level 3 Financing, Inc.
150,000	4.000	01/15/20	151,032
Vince Intermediate Holding LLC
100,000	6.000	11/04/19	100,750

			251,782

Transportation Services – 0.1%
Atlas Iron Ltd.
79,399	8.750	12/07/17	79,399
State Class Tankers II LLC
90,000	6.750	06/22/20	90,675

			170,074

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

December 31, 2013

Principal Amount	Interest Rate	Maturity Date	Value

Senior Term Loans(i) – (continued)
Utilities – 0.3%
La Frontera Generation LLC
$186,826	4.500%	09/30/20	$188,636
Raven Power Finance LLC
185,000	5.250	12/19/20	184,538
Texas Competitive Electric Holdings Co.
425,000	3.730	10/10/14	300,369

			673,543

TOTAL SENIOR TERM LOANS
(Cost $11,095,907)			$11,149,467

Shares	Description	Value

Preferred Stocks – 0.3%
Consumer Finance – 0.3%
350	Ally Financial, Inc.	$334,283
7,100	Citigroup, Inc.	179,736

TOTAL PREFERRED STOCKS – 0.3%
(Cost $521,495)		$514,019

Notional Amount		Exercise Rate			Expiration Date			Value

Options Purchased – 0.3%
Cross Currency Options
Barclays Bank PLC
Put CAD 198,720
Call NZD 230,000		0.864				02/20/14		$3,619
Barclays Bank PLC
Put EUR 10,500
Call NOK 82,084		8.243/7.910(j)				04/15/14		—
Barclays Bank PLC
Put EUR 15,000
Call GBP 12,225		0.769	(j)			10/23/14		15,815
Barclays Bank PLC
Put EUR 10,500
Call GBP 8,673		0.879/0.825(j)				10/23/14		153
Barclays Bank PLC
Put EUR 618,250
Call AUD 878,842		1.422				05/02/14		1,322
Barclays Bank PLC
Put NZD 230,000
Call CAD 198,720		0.864				02/20/14		1,699
Credit Suisse International (London)
Put CAD 560,200
Call EUR 400,000		1.401				01/15/14		23,312
Credit Suisse International (London)
Put EUR 400,000
Call CAD 560,200		1.401				01/15/14		75
Deutsche Bank Securities, Inc.
Put EUR 10,500
Call NOK 81,900		8.240/7.920(j)				04/08/14		—

	Options Purchased – (continued)
	Cross Currency Options – (continued)
	Deutsche Bank Securities, Inc.
	Put EUR 11,000
	Call GBP 8,916			0.811			04/29/14		$104
	Deutsche Bank Securities, Inc.
	Put EUR 10,000
	Call MXN 171,250			18.310	(j)		03/28/14		3,142
	Deutsche Bank Securities, Inc.
	Put EUR 10,000
	Call MXN 171,500			18.355	(j)		03/31/14		3,489
	Merrill Lynch International Bank Ltd.
	Put EUR 11,000
	Call GBP 8,938			0.758	(j)		04/04/14		14,582

	Currency Options
	Bank of America Securities LLC
	Put SEK 2,032,000
	Call USD 317,500			6.400			01/20/14		4,394
	Bank of America Securities LLC
	Put USD 317,500
	Call SEK 2,032,000			6.400			01/20/14		2,271
	Barclays Bank PLC
	Put CAD 430,018
	Call USD 411,500			1.045			05/02/14		11,168
	Barclays Bank PLC
	Put USD 411,500
	Call CAD 430,018			1.045			05/02/14		2,976
	Barclays Bank PLC
	Put USD 273,500
	Call MXN 3,437,895			12.570			03/28/14		1,401
	Credit Suisse International (London)
	Put EUR 16,000
	Call USD 20,960			1.303	(j)		07/17/14		21,982
	Deutsche Bank Securities, Inc.
	Put EUR 21,000
	Call USD 27,384			1.203	(j)		04/11/14		28,331
	Deutsche Bank Securities, Inc.
	Put CAD 449,792
	Call USD 431,000			1.044			05/05/14		12,177
	Deutsche Bank Securities, Inc.
	Put JPY 12,000
	Call USD 1,316,400			120.100	(j)		11/10/14		9,691
	Deutsche Bank Securities, Inc.
	Put USD 431,000
	Call CAD 449,792			1.044			05/05/14		2,999
	Deutsche Bank Securities, Inc.
	EUR/NOK and EUR/GBP Dual Currency Put
	17,500			8.090/0.825(j)			05/14/14		2,346

	Interest Rate Swaptions
	Barclays Bank PLC Call – OTC – USD 3 month LIBOR Strike Price 1.830%
	2,300,000			1.830%			05/21/14		36,856
	Barclays Bank PLC Call – OTC – GBP 6 month BP Strike Price 3.818%
	729,500			3.818			09/26/28		64,820

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notional Amount	Exercise Rate	Expiration Date	Value

Options Purchased – (continued)
Interest Rate Swaptions – (continued)
Credit Suisse International (London) Put – OTC – EUR 6 month EURO Strike Price 2.050%
$364,500	2.050	09/30/14	$4,356
Credit Suisse International (London) Call – OTC – USD 3 month LIBOR Strike Price 4.500%
182,500	4.500	09/25/23	17,300
Credit Suisse International (London) Call – OTC – USD 3 month LIBOR Strike Price 3.500%
600,000	3.500	04/15/14	6,378
Credit Suisse International (London) Call – OTC – USD 3 month LIBOR Strike Price 1.000%
1,821,500	1.000	10/02/14	6,993
Credit Suisse International (London) Call – OTC – JPY 6 month JYOR Strike Price 0.823%
28,500,000	0.823	12/10/14	2,485
Deutsche Bank Securities, Inc. Put – OTC – EUR 6 month EURO Strike Price 0.750%
1,440,000	0.750	10/14/14	5,860
Deutsche Bank Securities, Inc. Put – OTC – USD 3 month LIBOR Strike Price 4.660%
365,000	4.660	09/26/23	14,842
Deutsche Bank Securities, Inc. Call – OTC – USD 3 month LIBOR Strike Price 4.660%
365,000	4.660	09/26/23	11,060
Deutsche Bank Securities, Inc. Call – OTC – USD 3 month LIBOR Strike Price 1.000%
3,455,000	1.000%	09/24/14	12,403
Deutsche Bank Securities, Inc. Call – OTC – KRW 3 month KWCDC Strike Price 3.050%
483,724,500	3.050	10/13/14	1,513
Deutsche Bank Securities, Inc. Call – OTC – GBP 6 month BP Strike Price 3.630%
1,100,000	3.630	11/21/16	101,382
Deutsche Bank Securities, Inc. Call – OTC – GBP 6 month BP Strike Price 3.795%
182,500	3.795	09/26/28	16,431
Deutsche Bank Securities, Inc. Call – OTC – GBP 6 month BP Strike Price 3.795%
547,000	3.795	09/26/28	49,247
Morgan Stanley & Co. Call – OTC – USD 3 month LIBOR Strike Price 5.420%
243,500	5.420	11/19/20	15,621

Contracts	Exercise Rate	Expiration Date	Value

Options on Futures
Deutsche Bank Securities, Inc. Put – 5 Year U.S. Treasury Notes Futures Strike Price 120%
10	120.000	02/21/14	9,453

TOTAL OPTIONS PURCHASED – 0.3%
(Cost $472,988)			$544,048

Shares	Distribution Rate	Value
Investment Company(d) – 28.6%
SSgA U.S. Government Money Market Fund
54,510,443	0.000%	$54,510,443
(Cost $54,510,443)

TOTAL INVESTMENTS – 96.9%
(Cost $179,007,691)		$184,726,548

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.1%		5,930,331

NET ASSETS – 100.0%		$190,656,879

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
*	Non-income producing security.
(a)	Exempt from registration under Rule 144A of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of Rule 144A securities amounts to $14,139,312, which represents approximately 7.4% of net assets as of December 31, 2013.
(b)	Security with “Call” features with resetting interest rates. Maturity dates disclosed are the final maturity dates.
(c)	Security with “Put” features and resetting interest rates. Maturity dates disclosed are the puttable dates. Interest rate disclosed is that which is in effect at December 31, 2013.
(d)	Variable rate security. Interest rate or distribution rate disclosed is that which is in effect at December 31, 2013.
(e)	Pay-in-kind securities.
(f)	Issued with a zero coupon. Income is recognized through the accretion of discount.
(g)	Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 2013.
(h)	A portion of this security is segregated as collateral for initial margin requirements on swaps transactions.
(i)	Senior Term Loans often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility at December 31, 2013. Senior Term Loans typically have rates of interest which are predetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.
(j)	Represents barrier rates.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

December 31, 2013

Currency Abbreviations:
AUD	—Australian Dollar
BGN	—New Bulgarian Lev
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippine Peso
PLN	—Polish Zloty
SEK	—Swedish Krona
ZAR	—South African Rand

Investment Abbreviations:
ADR	—American Depositary Receipt
AUDOR	—Australian Dollar Offered Rate
BP	—British Pound Offered Rate
CDOR	—Canadian Dollar Offered Rate
EURO	—Euro Offered Rate
FNMA	—Federal National Mortgage Association
JIBAR	—Johannesburg Interbank Agreed Rate
JYOR	—Japanese Yen Offered Rate
KWCDC	—South Korean Won Certificate of Deposit
LIBOR	—London Interbank Offered Rate
NIBOR	—Norwegian Interbank Offered Rate
NZDOR	—New Zealand Dollar Offered Rate
OTC	—Over the Counter
RB	—Revenue Bond
SPA	—Stand-by Purchase Agreement
STIBOR	—Stockholm Interbank Offered Rate
TIIE	—La Tasa de Interbank Equilibrium Interest Rate

ADDITIONAL INVESTMENT INFORMATION

UNFUNDED LOAN COMMITMENTS — At December 31, 2013, the Fund had unfunded loan commitments which could be extended at the option of the borrowers, pursuant to the following loan agreements:

Borrower	Principal Amount	Current Value	Unrealized Gain (Loss)
Alinta Energy Finance Pty Ltd., due 08/13/18	$7,063	$7,069	$6

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At December 31, 2013, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Barclays Bank PLC	AUD/NZD	02/12/14	$106,692	$160
	CAD/EUR	01/17/14	133,614	294
	CAD/NZD	02/24/14	94,215	560
	CZK/EUR	02/12/14	82,541	1,094
	EUR/AUD	01/22/14	484,226	38,534
	EUR/GBP	01/14/14	381,440	1,002
	EUR/ZAR	01/10/14	323,132	20,791
	GBP/EUR	01/14/14	382,442	10,377
	GBP/EUR	02/12/14	174,809	671
	MXN/EUR	02/12/14	89,419	650
	MXN/USD	01/10/14	357,062	3,914
	NZD/EUR	02/12/14	89,419	1,197
	NZD/USD	02/12/14	120,369	369
	PHP/USD	05/15/14	139,738	142
	PLN/SEK	01/22/14	540,166	8,523
	PLN/USD	02/12/14	108,742	742
	SEK/PLN	01/22/14	548,689	4,347
	SEK/USD	01/22/14	99,885	3,885
	USD/EUR	02/07/14	331,538	967
	USD/JPY	01/10/14	63,076	3,424
	USD/MXN	02/12/14	32,814	186
	USD/NZD	02/12/14	48,374	136
	USD/PHP	01/08/14	138,998	125
	USD/ZAR	01/10/14	42,740	1,959
	USD/ZAR	04/11/14	124,091	909

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Gain
Citibank NA	USD/BRL	01/10/14	$1,033,849	$37,282
	USD/CLP	01/10/14	91,409	3,805
	USD/EUR	02/04/14	343,920	250
	USD/JPY	01/10/14	383,966	20,534
Credit Suisse International (London)	CHF/EUR	01/22/14	143,071	635
	CLP/USD	02/24/14	110,727	227
	EUR/USD	01/07/14	214,608	751
	EUR/USD	02/07/14	132,065	959
	GBP/EUR	02/12/14	297,146	7,034
	GBP/USD	01/07/14	2,803,389	41,544
	USD/AUD	01/07/14	269,082	7,678
	USD/AUD	04/02/14	267,585	186
	USD/BRL	01/10/14	834,519	53,790
	USD/EUR	01/07/14	148,575	67
	USD/EUR	04/02/14	1,584,775	1,477
	USD/ZAR	01/10/14	95,521	3,683
Deutsche Bank AG (London)	AUD/USD	02/12/14	85,481	152
	BRL/USD	01/02/14	119,429	929
	CHF/EUR	01/22/14	151,325	347
	CZK/EUR	02/12/14	660,325	5,464
	EUR/BGN	11/28/14	160,804	400
	EUR/CAD	01/17/14	254,821	10,687
	EUR/NOK	02/12/14	144,597	1,225
	EUR/USD	03/11/14	31,640	667
	GBP/EUR	02/12/14	462,227	7,017
	HUF/EUR	02/12/14	82,541	1,706
	MXN/NZD	02/12/14	188,168	450
	NOK/EUR	02/12/14	145,822	322
	NZD/EUR	02/12/14	66,032	206
	NZD/MXN	02/12/14	186,421	1,747
	NZD/USD	02/12/14	120,951	951
	SEK/USD	02/12/14	83,215	2,715
	USD/BRL	01/02/14	237,453	1,388
	USD/JPY	02/12/14	65,444	1,556
	USD/MXN	02/12/14	65,518	482
Merrill Lynch International Bank Ltd.	AUD/USD	03/21/14	57,072	423
	CAD/EUR	02/12/14	97,673	196
	CAD/USD	03/21/14	2,538,882	11,608
	CHF/USD	03/21/14	1,513,951	4,480
	EUR/USD	03/21/14	8,165,253	15,983
	GBP/USD	03/21/14	9,664,277	118,601
	JPY/USD	03/25/14	1,466,553	658
	NZD/USD	03/21/14	508,383	2,431
	USD/AUD	03/21/14	220,448	132
	USD/CAD	03/21/14	1,219,550	2,003
	USD/CHF	03/21/14	490,581	2,820
	USD/EUR	03/21/14	170,522	147
	USD/JPY	03/25/14	6,602,847	129,675
	USD/MXN	03/21/14	2,935,078	5,954
	USD/NZD	03/21/14	91,301	308
TOTAL				$618,690

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

December 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Barclays Bank PLC	AUD/EUR	01/22/14	$522,760	$(29,679)
	AUD/EUR	02/12/14	79,101	(3,154)
	CHF/EUR	02/12/14	79,101	(374)
	EUR/CHF	02/12/14	159,306	(416)
	EUR/GBP	02/12/14	175,480	(1,730)
	KRW/USD	01/10/14	145,972	(86)
	MXN/USD	01/10/14	73,272	(676)
	MXN/USD	02/12/14	264,327	(673)
	NOK/EUR	01/13/14	382,442	(21,885)
	PHP/USD	01/08/14	138,998	(5,002)
	PHP/USD	02/12/14	89,704	(1,372)
	USD/EUR	03/04/14	550,442	(4,704)
	USD/EUR	03/18/14	109,366	(270)
	USD/GBP	02/12/14	175,480	(4,271)
	USD/KRW	01/10/14	145,972	(1,972)
	USD/KRW	05/15/14	145,378	(369)
	USD/MXN	01/10/14	304,872	(1,089)
	USD/MXN	02/12/14	184,272	(2,772)
	USD/MXN	04/11/14	126,975	(1,975)
	USD/PLN	02/12/14	229,541	(1,541)
	USD/SEK	01/22/14	97,387	(1,387)
	USD/SEK	02/12/14	81,514	(1,014)
	ZAR/USD	01/10/14	137,975	(4,497)
Credit Suisse International (London)	AUD/USD	01/07/14	269,082	(197)
	CHF/EUR	02/12/14	237,992	(618)
	EUR/CHF	02/12/14	158,620	(418)
	EUR/GBP	02/12/14	135,525	(3,460)
	EUR/PLN	02/12/14	279,674	(2,475)
	EUR/USD	01/07/14	1,584,800	(1,510)
	MXN/USD	02/12/14	59,637	(363)
	USD/EUR	01/07/14	1,650,834	(39,438)
	USD/EUR	02/07/14	449,846	(3,774)
	USD/EUR	03/18/14	39,894	(260)
	USD/GBP	01/07/14	2,803,389	(85,377)
	USD/GBP	01/10/14	178,830	(6,616)
	USD/GBP	02/07/14	181,281	(5,587)
	USD/GBP	02/12/14	251,632	(5,712)
	USD/GBP	03/18/14	32,273	(399)
	USD/GBP	04/02/14	2,801,665	(41,614)
	USD/HUF	01/10/14	2,354	(25)
	USD/PLN	02/12/14	173,173	(2,673)
	ZAR/NZD	02/12/14	66,002	(1,554)
Deutsche Bank AG (London)	BRL/USD	01/02/14	118,024	(901)
	BRL/USD	01/10/14	933,191	(37,309)
	CAD/EUR	01/17/14	682,170	(11,263)
	CLP/USD	02/24/14	54,858	(142)
	EUR/CHF	01/22/14	295,490	(1,093)
	EUR/GBP	02/12/14	293,133	(2,865)
	JPY/USD	02/12/14	66,042	(958)
	MXN/USD	02/12/14	124,890	(1,110)
	NOK/EUR	02/12/14	318,469	(10,927)
	NOK/SEK	02/12/14	445,620	(13,099)
	USD/BRL	02/03/14	119,452	(952)
	USD/EUR	02/20/14	443,654	(13,995)
	USD/EUR	03/11/14	31,640	(804)

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Contracts to Buy/Sell	Settlement Date	Current Value	Unrealized Loss
Deutsche Bank AG (London) (continued)	USD/PLN	02/12/14	$229,703	$(1,703)
	ZAR/USD	04/24/14	29,738	(262)
JPMorgan Securities, Inc.	EUR/CZK	02/12/14	92,700	(530)
Merrill Lynch International Bank Ltd.	AUD/USD	03/21/14	62,526	(721)
	CAD/USD	03/21/14	69,045	(249)
	CHF/USD	03/21/14	8,508,005	(27,765)
	EUR/USD	03/21/14	1,325,192	(1,902)
	JPY/USD	03/21/14	50,562	(265)
	MXN/USD	03/21/14	2,891,599	(20,552)
	NZD/USD	03/21/14	3,320,385	(8,375)
	USD/AUD	03/21/14	4,941,205	(30,219)
	USD/CAD	03/21/14	6,693,081	(20,018)
	USD/CHF	03/21/14	230,159	(955)
	USD/EUR	03/21/14	585,716	(5,030)
	USD/GBP	03/21/14	349,942	(4,427)
	USD/MXN	03/21/14	106,547	(269)
TOTAL				$(511,638)

FUTURES CONTRACTS — At December 31, 2013, the Fund had the following futures contracts:

Type	Number of Contracts Long (Short)	Expiration Date	Current Value	Unrealized Gain (Loss)
Australian 3 year Government Bonds	11	March 2014	$1,066,126	$995
Australian 10 year Government Bonds	(51)	March 2014	(5,221,526)	(53,572)
CAC40 Index	19	January 2014	1,123,554	43,881
Canada 10 Year Government Bonds	(22)	March 2014	(2,624,881)	4,122
DAX Index	3	March 2014	991,071	50,451
DJIA E-Mini Index	38	March 2014	3,133,860	94,324
Eurodollar	294	June 2015	73,003,875	(94,571)
Euro Stoxx 50 Index	86	March 2014	3,677,079	173,519
French 10 Year Government Bonds	(1)	March 2014	(180,822)	1,483
FTSE 100 Index	33	March 2014	3,659,939	24,237
Japan 10 Year Government Bonds	(2)	March 2014	(2,721,869)	11,476
Japan 10 Year Government Bonds Mini	69	March 2014	9,387,171	(67,002)
Nasdaq 100 E-Mini Index	20	March 2014	1,433,500	19,753
Nikkei 225 Index	53	March 2014	4,090,376	148,755
S&P 500 E-Mini Index	13	March 2014	1,196,715	26,474
Topix Index	24	March 2014	2,968,379	106,802
Ultra Long U.S. Treasury Bonds	(4)	March 2014	(545,000)	12,238
3 Month Euribor Interest Rate	15	June 2015	5,417	(7,480)
3 Month Euribor Interest Rate	(15)	June 2015	(4,127)	5,933
3 Month Euribor Interest Rate	(6)	March 2015	(2,528)	(533)
3 Month Euro Euribor	221	June 2015	75,589,350	(97,222)
3 Month Sterling Interest Rate	(118)	June 2015	(24,105,290)	4,659
5 Year German Euro-Bobl	(3)	March 2014	(513,535)	5,342
10 Year German Euro-Bund	5	March 2014	957,280	(2,434)
10 Year U.K. Long Gilt	(32)	March 2014	(5,646,657)	50,686
5 Year U.S. Treasury Notes	(37)	March 2014	(4,414,562)	52,802
10 Year U.S. Treasury Notes	(61)	March 2014	(7,505,859)	42,256
20 Year U.S. Treasury Bonds	(77)	March 2014	(9,880,062)	72,113
TOTAL				$629,487

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

December 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

SWAP CONTRACTS — At December 31, 2013, the Fund had the following swap contracts:

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Bank of America Securities LLC	NZD	383	(a)	12/24/16	4.623%	3 month NZDOR	$—	$(14)
	CAD	259	(a)	10/15/23	4.068	6 month CDOR	—	(1,410)
		259	(a)	10/18/23	3.940	6 month CDOR	—	(2,703)
		244	(a)	10/23/23	3.853	6 month CDOR	—	(3,400)
		400	(a)	10/29/23	3.845	6 month CDOR	(12,424)	6,680
Barclays Bank PLC	KRW	264,507	(a)	10/14/17	3 month KWCDC	3.240%	—	32
	MXN	2,137	(a)	11/01/17	5.830	Mexico Interbank TIIE 28 Days	—	(282)
	ZAR	1,210	(a)	11/02/17	7.850	3 month JIBAR	—	(245)
	MXN	2,218	(a)	11/06/17	5.900	Mexico Interbank TIIE 28 Days	—	(117)
	ZAR	5,540	(a)	09/30/19	7.825	3 month JIBAR	—	(2,522)
	BRL	88		01/04/21	12.360	1 month Brazilian Interbank Deposit Average	—	(32)
		181		01/04/21	12.530	1 month Brazilian Interbank Deposit Average	—	(766)
		199		01/04/21	12.750	1 month Brazilian Interbank Deposit Average	—	(452)
	MXN	994	(a)	09/22/23	8.230	Mexico Interbank TIIE 28 Days	—	(604)
	NOK	785	(a)	09/25/23	6 month NIBOR	4.270	—	(191)
	SEK	828	(a)	09/25/23	3.625	3 month STIBOR	—	(202)
	ZAR	7,500	(a)	09/30/23	9.295	3 month JIBAR	—	(4,791)
	NOK	2,226	(a)	10/11/23	6 month NIBOR	4.118	—	1,774
		2,942	(a)	10/17/23	6 month NIBOR	4.190	—	1,002
	MXN	1,099	(a)	10/23/23	8.350	Mexico Interbank TIIE 28 Days	—	(392)
		1,162	(a)	10/25/23	8.530	Mexico Interbank TIIE 28 Days	—	133
	KRW	241,152	(a)	10/29/23	3 month KWCDC	3.535	—	1,936
	NOK	1,589	(a)	11/12/23	6 month NIBOR	4.141	—	1,156
		2,439	(a)	11/13/23	6 month NIBOR	4.152	—	1,612
	ZAR	2,188	(a)	11/19/23	9.400	3 month JIBAR	—	(968)
		763	(a)	11/20/23	9.430	3 month JIBAR	—	(278)
		922	(a)	12/02/23	9.670	3 month JIBAR	—	225
	KRW	163,233	(a)	12/20/23	3 month KWCDC	3.760	—	(8)
		239,772	(a)	12/24/23	3 month KWCDC	3.760	—	(6)
	ZAR	3,000	(a)	11/25/28	10.650	3 month JIBAR	—	(713)
		771	(a)	11/14/33	3 month JIBAR	10.160	—	371
Citibank NA	AUD	259	(a)	12/16/17	6 month AUDOR	3.800	—	(113)
	NZD	292	(a)	12/17/17	4.805	3 month NZDOR	—	(344)
	AUD	299	(a)	12/16/20	5.283	6 month AUDOR	—	364
	NZD	340	(a)	12/17/20	3 month NZDOR	5.903	—	(131)

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Deutsche Bank Securities, Inc.	ZAR	1,215	(a)	11/12/16	7.520%	3 month JIBAR	$—	$849
	NZD	327	(a)	12/24/16	4.620	3 month NZDOR	—	425
	AUD	370	(a)	01/20/17	6 month AUDOR	3.302%	—	(954)
		775	(a)	02/24/17	6 month AUDOR	3.390	—	(21,667)
		536	(a)	10/22/17	4.190	6 month AUDOR	—	1,691
		260	(a)	10/26/17	4.070	6 month AUDOR	—	290
	ZAR	3,065	(a)	11/02/17	7.762	3 month JIBAR	—	(1,042)
	AUD	255	(a)	12/16/17	6 month AUDOR	3.790	—	(48)
	NZD	253	(a)	12/17/17	4.810	3 month NZDOR	—	(270)
	MXN	6,000	(a)	09/24/19	6.120	Mexico Interbank TIIE 28 Days	—	(801)
	AUD	298	(a)	12/16/20	5.290	6 month AUDOR	—	411
	NZD	300	(a)	12/17/20	3 month NZDOR	5.900	—	(102)
	MXN	7,570	(a)	09/19/23	8.275	Mexico Interbank TIIE 28 Days	—	(3,643)
	CAD	243	(a)	10/18/23	3.950	6 month CDOR	—	(2,442)
		245	(a)	10/23/23	3.838	6 month CDOR	—	(3,556)
		245	(a)	10/23/23	3.825	6 month CDOR	—	(3,675)
		192	(a)	10/25/23	3.830	6 month CDOR	—	(2,850)
	NZD	838	(a)	10/25/23	3 month NZDOR	5.598	—	8,689
	MXN	918	(a)	11/22/23	8.747	Mexico Interbank TIIE 28 Days	—	571
		1,296(a)		11/23/23	8.753	Mexico Interbank TIIE 28 Days	—	823
		2,259(a)		11/28/23	8.460	Mexico Interbank TIIE 28 Days	—	(328)
		286	(a)	11/29/23	8.598	Mexico Interbank TIIE 28 Days	—	61
		202	(a)	12/01/23	8.600	Mexico Interbank TIIE 28 Days	—	43
	CAD	147	(a)	12/19/23	4.215	6 month CDOR	—	(170)
	AUD	132	(a)	10/22/25	6 month AUDOR	5.108	—	655
		64	(a)	10/26/25	6 month AUDOR	4.950	—	1,009
		317	(a)	12/13/25	6.030	6 month AUDOR	—	37
	MXN	274	(a)	09/20/28	9.810	Mexico Interbank TIIE 28 Days	—	(50)
		821	(a)	09/21/28	9.860	Mexico Interbank TIIE 28 Days	—	(78)
		1,266	(a)	10/25/28	10.145	Mexico Interbank TIIE 28 Days	—	471
		549	(a)	11/23/28	10.130	Mexico Interbank TIIE 28 Days	—	187
	AUD	247	(a)	12/13/28	6 month AUDOR	5.840	—	303
	MXN	694	(a)	09/13/33	9.925	Mexico Interbank TIIE 28 Days	—	(395)
		985	(a)	09/14/33	9.954	Mexico Interbank TIIE 28 Days	—	(477)
		480	(a)	09/21/33	9.950	Mexico Interbank TIIE 28 Days	—	(242)

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

December 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER INTEREST RATE SWAP CONTRACTS (continued)

					Rates Exchanged		Market Value
Counterparty	Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Deutsche Bank Securities, Inc. (continued)		432	(a)	11/14/33	10.300%	Mexico Interbank TIIE 28 Days	$—	$203
	ZAR	370	(a)	11/15/33	3 month JIBAR	10.160%	—	178
Morgan Stanley Capital Services, Inc.		2,402	(a)	11/24/16	7.250	3 month JIBAR	—	447

TOTAL							$(12,424)	$(30,846)

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2013.

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

				Rates Exchanged
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
GBP	929	(a)	10/01/16	6 month BP	1.723%	$4,770
	1,908	(a)	10/03/17	2.433%	6 month BP	(13,663)
	$772	(a)	10/30/17	3 month LIBOR	1.690	4,914
	1,030	(a)	11/02/17	3 month LIBOR	1.710	6,393
EUR	305	(a)	11/25/17	6 month EURO	1.240	1,546
	$1,129	(a)	05/31/18	3 month LIBOR	1.337	12,259
GBP	1,077	(a)	10/02/18	6 month BP	2.940	7,270
	$954	(a)	11/26/18	3 month LIBOR	2.748	7,000
	453	(a)	11/29/18	3 month LIBOR	2.650	4,153
	452	(a)	11/29/18	3 month LIBOR	2.680	3,881
	452	(a)	11/29/18	3 month LIBOR	2.730	3,452
	496	(a)	11/29/18	3 month LIBOR	2.757	3,534
	884	(a)	12/19/18	2.930	3 month LIBOR	(4,198)
	569	(a)	12/20/18	2.970	3 month LIBOR	(2,294)
	1,134	(a)	12/23/18	3.125	3 month LIBOR	(1,426)
	935	(a)	12/27/18	3.150	3 month LIBOR	(888)
	608	(a)	12/28/18	3.106	3 month LIBOR	(1,095)
	609	(a)	03/09/19	3 month LIBOR	1.727	5,636
EUR	317	(a)	11/25/19	2.300	6 month EURO	(1,303)
JPY	64,752	(a)	10/08/20	0.940	6 month JYOR	(1,803)
	22,851	(a)	10/21/20	0.928	6 month JYOR	(732)
	$645	(a)	10/30/20	2.736	3 month LIBOR	(13,519)
	861	(a)	11/02/20	2.750	3 month LIBOR	(17,806)
	1,332	(a)	11/26/20	4.090	3 month LIBOR	(5,854)
	653	(a)	11/27/20	4.060	3 month LIBOR	(3,056)
	599	(a)	11/27/20	4.061	3 month LIBOR	(2,792)
	910	(a)	11/27/20	4.110	3 month LIBOR	(3,454)
	597	(a)	11/29/20	4.057	3 month LIBOR	(2,847)
	597	(a)	11/29/20	4.062	3 month LIBOR	(2,794)
	597	(a)	11/29/20	4.108	3 month LIBOR	(2,314)
	656	(a)	12/03/20	4.137	3 month LIBOR	(2,245)
	624	(a)	12/04/20	4.165	3 month LIBOR	(1,836)
EUR	708	(a)	12/04/20	6 month EURO	2.663	2,146

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
	764	(a)	12/04/20	6 month EURO	2.675%	$2,082
	$629	(a)	12/10/20	4.238%	3 month LIBOR	(1,109)
	986	(a)	02/15/21	3 month LIBOR	2.329	16,299
GBP	229	(a)	10/07/22	3.546	6 month BP	(3,998)
	138	(a)	10/07/22	3.556	6 month BP	(2,307)
	$190	(a)	11/13/22	3.975	3 month LIBOR	(2,698)
	270	(a)	11/14/22	4.153	3 month LIBOR	(1,759)
	415	(a)	11/26/22	4.088	3 month LIBOR	(4,341)
	563	(a)	11/26/22	4.090	3 month LIBOR	(5,821)
	199	(a)	11/29/22	3.990	3 month LIBOR	(2,792)
	265	(a)	11/29/22	4.030	3 month LIBOR	(3,268)
	198	(a)	11/29/22	4.036	3 month LIBOR	(2,388)
	198	(a)	11/29/22	4.080	3 month LIBOR	(2,013)
	509	(a)	11/29/22	4.102	3 month LIBOR	(4,686)
	530	(a)	12/04/22	4.050	3 month LIBOR	(6,248)
	389	(a)	12/06/22	4.179	3 month LIBOR	(2,444)
	389	(a)	12/06/22	4.184	3 month LIBOR	(2,359)
	250	(a)	12/11/22	4.165	3 month LIBOR	(1,769)
	375	(a)	12/12/22	4.141	3 month LIBOR	(3,053)
EUR	132	(a)	12/19/22	2.757	6 month EURO	(1,029)
	132	(a)	12/19/22	2.769	6 month EURO	(930)
	132	(a)	12/20/22	2.769	6 month EURO	(937)
GBP	103		09/07/23	6 month BP	2.665	3,903
JPY	87,552	(a)	10/08/23	6 month JYOR	1.440	4,924
EUR	248	(a)	10/11/23	3.069	6 month EURO	(395)
GBP	147	(a)	10/15/23	6 month BP	3.858	970
EUR	307	(a)	10/17/23	3.155	6 month EURO	1,051
GBP	147	(a)	10/18/23	6 month BP	3.763	1,947
	137	(a)	10/18/23	6 month BP	3.768	1,763
JPY	30,723	(a)	10/21/23	6 month JYOR	1.440	1,781
GBP	109	(a)	10/29/23	6 month BP	3.955	16
	109	(a)	10/29/23	6 month BP	3.959	(14)
	433	(a)	11/09/23	6 month BP	4.018	1,425
	$668	(a)	11/12/23	4.534	3 month LIBOR	(3,808)
GBP	205	(a)	11/12/23	6 month BP	4.095	46
	$257	(a)	11/14/23	4.640	3 month LIBOR	(818)
	1,583	(a)	11/26/23	3 month LIBOR	4.671	4,511
EUR	924	(a)	12/04/23	3.289	6 month EURO	(2,981)
	994	(a)	12/04/23	3.301	6 month EURO	(2,784)
GBP	567	(a)	12/04/23	6 month BP	3.907	2,441
	$163	(a)	02/29/24	3 month LIBOR	2.882	3,911
	631	(a)	03/10/24	3 month LIBOR	3.030	7,625
	580	(a)	12/23/24	4.819	3 month LIBOR	(907)
JPY	67,716	(a)	10/08/25	1.949	6 month JYOR	(1,533)
	52,786	(a)	10/18/25	6 month JYOR	1.990	871
	23,734	(a)	10/21/25	1.961	6 month JYOR	(512)
	$177	(a)	10/30/25	3 month LIBOR	3.505	6,404
	236	(a)	11/02/25	3 month LIBOR	3.520	8,384
	223	(a)	12/19/26	3 month LIBOR	4.229	2,471
	149	(a)	12/20/26	3 month LIBOR	4.223	1,737

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

December 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

				Rates Exchanged
Notional Amount (000s)			Termination Date	Payments Received	Payments Made	Unrealized Gain (Loss)*
	296	(a)	12/23/26	3 month LIBOR	4.303%	$1,588
	219	(a)	12/27/26	3 month LIBOR	4.223	2,664
	152	(a)	12/28/26	3 month LIBOR	4.270	1,269
GBP	456	(a)	10/09/28	6 month BP	4.025	3,937
	285	(a)	10/09/28	6 month BP	4.043	2,172
JPY	74,190	(a)	10/18/28	2.435%	6 month JYOR	(1,062)
	$169	(a)	11/27/28	3 month LIBOR	4.550	2,589
	153	(a)	11/27/28	3 month LIBOR	4.559	2,241
	232	(a)	11/27/28	3 month LIBOR	4.597	2,742
	155	(a)	11/29/28	3 month LIBOR	4.549	2,370
	155	(a)	11/29/28	3 month LIBOR	4.553	2,321
	155	(a)	11/29/28	3 month LIBOR	4.588	1,924
	169	(a)	12/03/28	3 month LIBOR	4.615	1,797
	162	(a)	12/04/28	3 month LIBOR	4.627	1,575
EUR	285	(a)	12/04/28	6 month EURO	3.573	1,248
	307	(a)	12/04/28	6 month EURO	3.585	1,154
	$163	(a)	12/10/28	3 month LIBOR	4.690	848
	417	(a)	12/23/29	3 month LIBOR	4.835	1,408
JPY	45,361	(a)	11/01/32	2.606	6 month JYOR	(2,638)
	24,261	(a)	10/18/33	6 month JYOR	2.660	1,188
	$415	(a)	11/26/33	3 month LIBOR	4.719	4,381
	194	(a)	11/29/33	3 month LIBOR	4.680	2,226
	214	(a)	11/29/33	3 month LIBOR	4.727	1,867
	390	(a)	12/04/33	3 month LIBOR	4.690	4,273
	204	(a)	12/11/33	3 month LIBOR	4.721	1,856
	307	(a)	12/12/33	3 month LIBOR	4.702	3,137
JPY	50,573	(a)	11/01/37	6 month JYOR	2.465	3,840
EUR	293	(a)	12/19/43	6 month EURO	2.536	1,248
	293	(a)	12/19/43	6 month EURO	2.538	1,236
	293	(a)	12/20/43	6 month EURO	2.500	1,598
GBP	92		01/22/44	6 month BP	3.316	2,758
	50		01/22/44	6 month BP	3.348	1,047
	TOTAL					$46,698

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to December 31, 2013.
*	There are no upfront payments on the swap contract(s), therefore the unrealized gain/loss of the swap contract(s) is equal to their market value.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER THE COUNTER CREDIT DEFAULT SWAP CONTRACTS

							Market Value
Counterparty	Referenced Obligation	Notional Amount (000s)		Rates Received (Paid)	Termination Date	Credit Spread at December 31, 2013(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
Barclays Bank PLC	Federal Republic of Brazil, 12.250%, 03/06/30	$	200	(1.000)%	12/20/16	1.323%	$3,333	$(1,507)
	Intesa Sanpaolo SPA, 4.750%, 06/15/17	EUR	150	(3.000)	12/20/18	1.376	(7,365)	(8,707)
	HCA, Inc., 8.000%, 10/01/18	$	160	(5.000)	12/20/18	2.221	(18,529)	(2,394)
	Reed Elsevier Investment, 5.625%, 10/20/16	EUR	150	(1.000)	03/20/19	0.464	(5,113)	(598)
	Bank of America Corp., 5.650%, 05/01/18	$	150	(1.000)	03/20/19	0.762	(893)	(942)
Credit Suisse International (London)	Kingfisher PLC, 5.625%, 12/15/14	EUR	150	(1.000)	12/20/18	0.603	(1,254)	(2,787)
Deutsche Bank Securities, Inc.	JC Penney Corp., 6.375%, 10/15/36	$	25	(5.000)	12/20/16	12.376	4,472	(300)
	Republic of Korea, 4.875%, 09/22/14		50	(1.000)	12/20/18	0.623	(666)	(259)
	Republic of Indonesia, 6.875%, 03/09/17		30	(1.000)	12/20/18	2.193	1,837	(203)
	Intesa Sanpaolo SPA, 4.750%, 06/15/17	EUR	100	(3.000)	12/20/18	1.376	(5,578)	(5,136)
	H.J. Heinz Co., 6.375%, 07/15/28	$	275	(1.000)	12/20/18	1.236	6,962	(3,963)
	Carlsberg Breweries A/S, 3.375%, 10/13/17	EUR	100	(1.000)	12/20/18	0.853	(573)	(449)
	Rite Aid Corp., 7.700%, 02/15/27	$	25	(5.000)	12/20/18	2.571	(2,535)	(327)
	Reed Elsevier Investment, 5.625%, 10/20/16	EUR	150	(1.000)	03/20/19	0.464	(5,131)	(580)
	Normura Holdings, Inc., 6.700%, 03/04/20	JPY	40,000	(1.000)	03/20/19	0.724	(403)	(5,133)
	Tranches of Commercial Mortgages-Backed Index BBB Series 6	$	100	(3.000)	06/20/63	3.234	9,253	(7,661)
Protection Sold:
Barclays Bank PLC	JPMorgan Chase & Co., 4.750%, 03/01/15		150	1.000	03/20/19	0.684	1,719	706
TOTAL							$(20,464)	$(40,240)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

December 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

					Market Value
Referenced Obligation	Notional Amount (000s)	Rates Received (Paid)	Termination Date	Credit Spread at December 31, 2013(b)	Upfront Payments Made (Received)	Unrealized Gain (Loss)
Protection Purchased:
iTraxx Europe Crossover Index 20	EUR 211	(5.000)%	12/20/18	2.867%	$(19,261)	$(8,374)
iTraxx Europe Crossover Index 20	317	(5.000)	12/20/18	2.867	(28,764)	(12,689)
Protection Sold:
iTraxx Europe Crossover Index 20	221	5.000	12/20/18	2.867	(23,881)	(4,050)
TOTAL					$(71,906)	$(25,113)

(b)	Credit spread on the Referenced Obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

WRITTEN OPTIONS CONTRACTS — At December 31, 2013, the Fund had the following written options:

CURRENCY WRITTEN OPTION CONTRACTS

Counterparty	Description	Notional Amount (000s)		Expiration Date	Strike Price	Value
Bank of America Securities LLC	Put EUR/Call SEK Strike Price 8.760	EUR	233	01/20/14	8.760	$(953)
	Call EUR/Put SEK Strike Price 8.760		233	01/20/14	8.760	(4,541)
Barclays Bank PLC	Put USD/Call CAD Strike Price 1.066		$ 411	01/03/14	1.066	(1,561)
	Call USD/Put CAD Strike Price 1.066		411	01/03/14	1.066	(648)
	Put USD/Call NZD Strike Price 0.855		274	03/28/14	0.855	—
	Put EUR/Call AUD Strike Price 1.350	EUR	618	05/02/14	1.350	(206)
	Call EUR/Put AUD Strike Price 1.480		618	05/02/14	1.480	(44,758)
Deutsche Bank Securities, Inc.	Put USD/Call CAD Strike Price 1.044		$ 431	05/05/14	1.044	(2,999)
	Call USD/Put CAD Strike Price 1.044		431	05/05/14	1.044	(12,177)
TOTAL (Premiums Received $53,503)			3,660			$(67,843)

For the period ended December 31, 2013, the Fund had the following written options activity:

CURRENCY WRITTEN OPTION CONTRACTS

	Notional Amount (000s)	Premiums Received
Contracts Written	$7,859	$74,476
Contracts Bought to Close	(823)	(5,210)
Contracts Expired	(3,376)	(15,763)
Contracts Outstanding December 31, 2013	$3,660	$53,503

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

OPTIONS ON FUTURES CONTRACTS

Counterparty	Description	Contracts	Expiration Date	Strike Price	Value
Deutsche Bank Securities, Inc.	Put-5yr U.S. Treasury Notes Futures Strike Price 119%	10	02/21/14	1.190%	$(4,375)
	Call-Eurodollar Futures Strike Price 99.625	4	09/14/15	0.996	(675)
TOTAL (Premiums Received $2,174)		14			$(5,050)

For the period ended December 31, 2013, the Fund had the following written options activity:

OPTIONS ON FUTURES CONTRACTS

	Contracts	Premiums Received
Contracts Written	192	$68,172
Contracts Bought to Close	(111)	(48,394)
Contracts Exercised	(7)	(1,770)
Contracts Expired	(60)	(15,834)
Contracts Outstanding December 31, 2013	14	$2,174

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Schedule of Investments (continued)

December 31, 2013

ADDITIONAL INVESTMENT INFORMATION (continued)

INTEREST RATE SWAPTION CONTRACTS

Counterparty	Description	Notional Amount (000s)		Expiration Date	Strike Price	Value
Credit Suisse International (London)	Call-OTC USD 3 month LIBOR Strike Price 4.000%		$ 2,000	04/15/14	4.000%	$(9,046)
	Put-OTC EUR 6 month EURO Strike Price 1.786%	EUR	729	09/30/14	1.786	(3,526)
	Call-OTC EUR 6 month EURO Strike Price 0.860%		1,349	10/02/14	0.860	(5,574)
	Call-OTC USD 3 month LIBOR Strike Price 4.500%		$183	09/25/15	4.500	(9,813)
Deutsche Bank Securities, Inc.	Call-OTC USD 3 month LIBOR Strike Price 3.220%		1,296	05/21/14	3.220	(25,967)
	Call-OTC EUR 6 month EURO Strike Price 0.850%	EUR	2,591	09/24/14	0.850	(10,362)
	Put-OTC EUR 6 month EURO Strike Price 0.450%		2,880	10/14/14	0.450	(2,508)
	Call-OTC GBP 6 month BP Strike Price 3.030%	GBP	1,100	11/19/14	3.030	(73,950)
	Call-OTC GBP 6 month BP Strike Price 4.000%		913	09/26/17	4.000	(42,867)
	Put-OTC EUR 6 month EURO Strike Price 3.066%	EUR	299	09/26/18	3.066	(13,866)
	Call-OTC EUR 6 month EURO Strike Price 3.066%		299	09/26/18	3.066	(13,417)
Morgan Stanley Capital Services, Inc.	Call-OTC USD 3 month LIBOR Strike Price 5.035%		$243	11/19/15	5.035	(7,619)
TOTAL (Premiums Received $193,768)			13,882			$(218,515)

For the period ended December 31, 2013, the Fund had the following written options activity:

INTEREST RATE SWAPTION CONTRACTS

	Notional Amount (000s)	Premiums Received
Contracts Written	$14,503	$198,368
Contracts Bought to Close	(621)	(4,600)
Contracts Outstanding December 31, 2013	$13,882	$193,768

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement of Assets and Liabilities

December 31, 2013

Assets:
Investments, at value (cost $179,007,691)	$184,726,548
Cash	3,178,706
Foreign currency, at value (cost $340,681)	342,712
Receivables:
Fund shares sold	3,739,817
Variation margin on certain derivative contracts(a)	2,184,036
Dividends and interest	769,893
Collateral on certain derivative contracts	680,000
Unrealized gain on forward foreign currency exchange contracts	618,690
Reimbursement from investment adviser	280,332
Investments sold on an extended settlement basis	199,625
Investments sold	11,055
Due from broker	62,821
Unrealized gain on swap contracts	33,334
Upfront payments made on swap contracts	27,576
Foreign tax reclaims	332
Unrealized gain on unfunded loan commitment	6
Deferred offering costs	317,988
Total assets	197,173,471

Liabilities:
Payables:
Investments purchased on an extended settlement basis	2,394,596
Investments purchased	2,251,973
Unrealized loss on forward foreign currency exchange contracts	511,638
Amounts owed to affiliates	302,156
Written option contracts, at value (premium received $249,445)	291,408
Unrealized loss on swap contracts	104,420
Upfront payments received on swap contracts	60,464
Fund shares redeemed	27,780
Due to broker	3,876
Accrued expenses	568,281
Total liabilities	6,516,592

Net Assets:
Paid-in capital	184,024,022
Undistributed net investment income	199,876
Net realized gain	64,635
Net unrealized gain	6,368,346
NET ASSETS	$190,656,879
Net Assets:
Class A	$25,303,872
Class C	1,426,727
Institutional	156,849,476
Class IR	7,050,554
Class R	26,250
Total Net Assets	$190,656,879
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	2,419,279
Class C	137,146
Institutional	14,959,086
Class IR	672,810
Class R	2,514
Net asset value, offering and redemption price per share:(b)
Class A	$10.46
Class C	10.40
Institutional	10.49
Class IR	10.48
Class R	10.44

(a)	Includes segregated cash of $2,042,845 relating to initial margin requirements on futures transactions.
(b)	Maximum public offering price per share for Class A Shares is $11.07. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement of Operations

For the Period Ended December 31, 2013(a)

Investment income:
Interest	$1,137,754
Dividends (net of foreign withholding taxes of $2,691)	325,774
Total investment income	1,463,528

Expenses:
Management fees	1,461,059
Professional fees	403,727
Amortization of offering costs	291,618
Custody, accounting and administrative services	134,682
Trustee fees	110,193
Registration fees	93,586
Printing and mailing costs	64,666
Transfer Agent fees(b)	43,225
Distribution and Service fees(b)	19,198
Other	82,068
Total expenses	2,704,022
Less — expense reductions	(1,097,259)
Net expenses	1,606,763
NET INVESTMENT LOSS	(143,235)

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Investments	695,919
Futures contracts	243,432
Written options	10,802
Swap contracts	(94,599)
Forward foreign currency exchange contracts	368,250
Foreign currency transactions	51,047
Net unrealized gain (loss) on:
Investments	5,718,857
Futures contracts	629,487
Unfunded Loan Commitment	6
Written options	(41,963)
Swap contracts	(49,501)
Forward foreign currency exchange contracts	107,052
Foreign currency translation	4,408
Net realized and unrealized gain	7,643,197
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,499,962

(a)	Commenced operations on April 30, 2013.
(b)	Class specific Distribution and Service, and Transfer Agent fees were as follows:

Distribution and Service			Transfer Agent Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Class IR	Class R
16,569	2,544	85	12,592	483	25,487	4,631	32

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement of Changes in Net Assets

For the Period Ended December, 2013(a)

From operations:
Net investment loss	$(143,235)
Net realized gain	1,274,851
Net unrealized gain	6,368,346
Net increase in net assets resulting from operations	7,499,962

Distributions to shareholders:
From net realized gains
Class A Shares	(115,948)
Class C Shares	(5,511)
Institutional Shares	(731,502)
Class IR Shares	(37,110)
Class R Shares	(147)
Total distributions to shareholders	(890,218)

From share transactions:
Proceeds from sales of shares	189,767,210
Reinvestment of distributions	835,259
Cost of shares redeemed	(6,655,334)
Net increase in net assets resulting from share transactions	183,947,135
TOTAL INCREASE	190,556,879

Net assets:
Beginning of period	$100,000
End of period	$190,656,879
Undistributed net Investment Income	$199,876

(a)	Commenced operations on April 30, 2013.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout The Period

		Income (loss) from investment operations
Year - Share Class	Net asset value, beginning of period	Net investment loss(a)	Net realized and unrealized gain	Total from investment operations	Distribution to shareholders from net realized gains
FOR THE PERIOD ENDED DECEMBER 31,
2013 - A (Commenced April 30, 2013)	$10.00	$(0.03)	$0.55	$0.52	$(0.06)
2013 - C (Commenced April 30, 2013)	10.00	(0.08)	0.54	0.46	(0.06)
2013 - Institutional (Commenced April 30, 2013)	10.00	(0.01)	0.56	0.55	(0.06)
2013 - IR (Commenced April 30, 2013)	10.00	(0.01)	0.55	0.54	(0.06)
2013 - R (Commenced April 30, 2013)	10.00	(0.06)	0.56	0.50	(0.06)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Net asset value, end of period	Total return(b)	Net assets, end of period (in 000s)	Ratio of net expenses to average net assets(c)	Ratio of total expenses to average net assets(c)	Ratio of net investment loss to average net assets(c)	Portfolio Turnover Rate(d)

$10.46	5.20%	$25,304	2.55%	3.88%	(0.42)%	102%
10.40	4.60	1,427	3.30	4.72	(1.19)	102
10.49	5.40	156,849	2.15	3.64	(0.17)	102
10.48	5.40	7,051	2.30	3.62	(0.19)	102
10.44	5.00	26	2.79	4.36	(0.90)	102

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements

December 31, 2013

1. ORGANIZATION

Goldman Sachs Trust II (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”). The Fund is a non-diversified portfolio and currently offers five classes of shares: Class A, Class C, Class IR, Class R and Institutional Shares. The Fund commenced operations on April 30, 2013.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Class IR and Class R are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust. The Fund has investment advisory agreements (the “Sub-Advisory Agreements”) with Ares Capital Management II, LLC (“Ares”), Brigade Capital Management, LLC (“Brigade”), First Pacific Advisors, LLC (“FPA”), GAM International Management Limited (“GAM”), Graham Capital Management, L.P. (“GCM”), Halcyon Liquid Strategies IC Management LP (“Halcyon”) and Lateef Investment Management, L.P. (“Lateef”) (the “Underlying Managers”). Pursuant to the terms of the Sub-Advisory Agreements, the Underlying Managers are responsible for making investment decisions and managing the investments of the Fund. GSAM compensates the Underlying Managers directly in accordance with the terms of the Sub-Advisory Agreements. The Fund is not charged any separate or additional investment advisory fees by the Subadvisors.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions.

A.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income and dividend income, net of any foreign withholding taxes, less any amounts reclaimable. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Fund’s investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction to the cost basis of the REIT.

For derivative contracts, realized gains and losses are recorded upon settlement of the contract. Upfront payments are made or received upon entering into a swap agreement and are reflected as such in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting interest rate swaps whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as gains or losses. For treasury inflation protected securities (“TIPS”), adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, and Transfer Agent fees. Non-class specific expenses directly incurred by the Fund are charged to the Fund.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Offering and Organization Costs — Offering costs paid in connection with the offering of shares of the Fund are being amortized on a straight-line basis over 12 months from the date of commencement of operations. Organization costs paid in connection with the organization of the Fund have been borne directly by GSAM.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies (mutual funds) and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in United States (“U.S.”) dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency transactions. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Trustees have adopted Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. The Trustees have delegated to GSAM day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s portfolio investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

December 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, equity securities and exchange traded investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Investments in investment companies (other than those that are exchange traded) are valued at the NAV on the valuation date. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under Valuation Procedures approved by the Trustees and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service approved by the Trustees. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. Short-term debt obligations that mature in sixty days or less and that do not exhibit signs of credit deterioration are valued at amortized cost, which approximates fair value. With the exception of treasury securities of G8 countries (not held in money market funds), which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

i.  Senior Term Loans — Senior Term Loans (“Loans”) are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. Loans are arranged through private negotiations between the borrower and one or more financial institutions (“Lenders”). A Fund’s investments in Loans are in the form of either participations in Loans (“Participations”) or assignments of all or a portion of Loans from third parties (“Assignments”). With respect to Participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participations and only upon receipt by the Lender of the payments from the borrower. A Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement with respect to Participations. Conversely, Assignments result in the Fund having a direct contractual relationship with the borrower, and a Fund may enforce compliance by the borrower with the terms of the loan agreement.

The Fund may also enter into certain credit arrangements, all or a portion of which may be unfunded. Unfunded loan commitments represent the remaining obligation of a Fund to the borrower. A Fund is obligated to fund these commitments at the borrower’s discretion. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit of a Loan. All Loans and unfunded loan commitments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower. Loans, including unfunded loan commitments, are marked to market daily using pricing vendor quotations and the change in value, if any, is recorded as an unrealized gain or loss.

ii.  Treasury Inflation Protected Securities — TIPS are treasury securities in which the principal amount is adjusted daily to keep pace with inflation, as measured by the U.S. Consumer Pricing Index for Urban Consumers. The repayment of the original bond principal upon maturity is guaranteed by the full faith and credit of the U.S. Government.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors.

Exchange-traded derivatives, including futures contracts, typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivatives are valued using market transactions and other market evidence, including market-based inputs to

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value an OTC derivative depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Foreign Currency Exchange Contracts — In a forward foreign currency contract, a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked-to-market daily at the applicable forward rate.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security and are valued based on exchanged settlement prices or independent market quotes. Futures contracts are valued at the last settlement price, or in the absence of a sale, the last bid price for long positions and at the last ask price for short positions, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on interest rate swap contracts. Options on a futures contract may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

December 31, 2013

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, a Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

B.  Level 3 Fair Value Investments — To the extent that the aforementioned significant inputs are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under Valuation Procedures approved by the Trustees. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. Significant events which could affect a large number of securities in a particular market may include, but are not limited to: significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions; or unscheduled market closings. Significant events which could also affect a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy outs, ratings downgrades; and bankruptcies.

To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from a third party pricing vendors such investments are classified as Level 3 investments.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of December 31, 2013:

Investment Type	Level 1	Level 2	Level 3
Assets
Common Stocks
North and South America	$51,912,006	$—	$—
Other	2,230,523	273,396 (a)	—
Preferred Stocks	—	514,019	—
Fixed Income
Corporate Obligations	—	40,259,847	—
U.S. Treasury Obligations and/or Other U.S. Government Agencies	18,281,267	178,287	—
Foreign Debt Obligations	1,607,206	3,018,733	—
Municipal Debt Obligations	—	247,306	—
Senior Term Loans	—	9,767,340	1,382,127
Unfunded Loan Commitments(b)	—	6	—
Investment Company	54,510,443	—	—
Total	$128,541,445	$54,258,934	$1,382,127

Derivative Type
Assets
Options Purchased	$—	$544,048	$—
Forward Foreign Currency Exchange Contracts(b)	—	618,690	—
Futures Contracts(b)	952,301	—	—
Interest Rate Swap Contracts(b)	—	238,646	—
Credit Default Swap Contracts(b)	—	706	—
Total	$952,301	$1,402,090	$—
Liabilities
Forward Foreign Currency Exchange Contracts(b)	$—	$(511,638)	$—
Futures Contracts(b)	(322,814)	—	—
Interest Rate Swap Contracts(b)	—	(222,794)	—
Credit Default Swap Contracts(b)	—	(66,059)	—
Written Options Contracts	—	(291,408)	—
Total	$(322,814)	$(1,091,899)	$—

(a)	To adjust for the time difference between local market close and the calculation of net asset value, the Fund utilizes fair value model prices for international equities provided by an independent fair value service resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

December 31, 2013

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts as of December 31, 2013. These instruments were used to meet the Fund’s investment objectives and to obtain and/or manage exposure related to the risks below. The values in the table below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities
Interest Rate	Receivable for unrealized gain on swap contracts; Variation margin on certain derivative contracts; Investments, at value	$879,751	(a)	Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts; Options written, at value	$(769,173)	(a)(b)
Credit	Receivable for unrealized gain on swap contracts	706		Payable for unrealized loss on swap contracts; Variation margin on certain derivative contracts	(66,059)	(a)(b)
Equity	Variation margin on certain derivative contracts	688,196	(a)	—	—
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Investments, at value	785,738		Payable for unrealized loss on forward foreign currency exchange contracts; Options written, at value	(579,481)
Total		$2,354,391			$(1,414,713)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swaps contracts described in the Additional Investment Information sections of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(b)	Aggregate of amounts includes $104,420 which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, its failure to pay on its obligations or failure to pledge collateral. The amount does not include incremental charges directly associated with the close-out of the agreements. It also does not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the period ended December 31, 2013. These gains (losses) should be considered in the context that these derivative contracts may have been executed to economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Unrealized Gain (Loss)	Average Number of Contracts(a)
Interest rate	Net realized gain (loss) from investments, futures contracts, swap contracts and written options/Net unrealized gain (loss) on investments, futures contracts, swap contracts and written options	$(267,929)	$(56,143)	535
Credit	Net realized gain (loss) from swap contracts/Net unrealized gain (loss) on swap contracts	(4,414)	(65,353)	6
Equity	Net realized gain (loss) from investments, futures contracts and swap contracts/Net unrealized gain (loss) on futures contracts	369,286	688,196	135
Currency	Net realized gain (loss) from investments, forward foreign currency exchange contracts and written options/Net unrealized gain (loss) on investments, forward foreign currency exchange contracts and written options	292,120	149,435	217
Total		$389,063	$716,135	893
(a)	Average number of contracts is based on the average of month end balances for the period ended December 31, 2013.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

4. INVESTMENTS IN DERIVATIVES (continued)

The Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”) No. 2011-11: Disclosures about Offsetting Assets and Liabilities (“netting”) on the Statement of Assets and Liabilities that are subject to master netting arrangements or similar agreements. ASU 2011-11 was amended by ASU No. 2013-01, clarifying which investments and transactions are subject to the netting disclosure. The scope of the disclosure requirements is limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. This information is intended to enable users of the Fund’s financial statements to evaluate the effect or potential effect of netting arrangements on the Fund’s financial position.

For financial reporting purposes, the Fund does not offset financial assets and financial liabilities that are subject to master netting arrangements or similar agreements on the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives’ counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives (foreign currency exchange contracts, options and certain swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Additionally, a Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as receivables/payables for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. A Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed due to a particular jurisdiction’s bankruptcy or insolvency laws.

The following tables set forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of December 31, 2013:

	Derivative Assets(1)					Derivative Liabilities(1)				Net Derivative Assets (Liabilities)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Futures	Total	Swaps	Forward Currency Contracts	Options	Total		Collateral (Received) Pledged(1)	Net Amount(2)
Barclays Bank PLC	$139,829	$8,947	$104,958	$—	$253,734	$(26,717)	$(90,908)	$(47,173)	$(164,798)	$88,936	$—	$88,936
Bank of America Securities LLC	6,665	6,680	—	—	13,345	(7,527)	—	(5,494)	(13,021)	324	—	324

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

December 31, 2013

4. INVESTMENTS IN DERIVATIVES (continued)

	Derivative Assets(1)					Derivative Liabilities(1)				Net Derivative Assets (Liabilities)
Counterparty	Options Purchased	Swaps	Forward Currency Contracts	Futures	Total	Swaps	Forward Currency Contracts	Options	Total		Collateral (Received) Pledged(1)	Net Amount(2)
Citibank NA	$—	$364	$61,871	$—	$62,235	$(588)	$—	$—	$(588)	$61,647	$—	$61,647
Credit Suisse International (London)	82,881	—	118,031	—	200,912	(2,787)	(202,070)	(27,959)	(232,816)	(31,904)	—	(31,904)
Deutsche Bank Securities, Inc.	284,470	16,896	—	—	301,366	(66,801)	—	(203,163)	(269,964)	31,402	—	31,402
Deutsche Bank AG (London)	—	—	38,411	—	38,411	—	(97,383)	—	(97,383)	(58,972)	—	(58,972)
JP Morgan Securities, Inc.	—	—	—	—	—	—	(530)	—	(530)	(530)	—	(530)
Merrill Lynch International Bank Ltd.(3)	14,582	—	295,223	—	309,805	—	(120,747)	—	(120,747)	189,058	—	189,058
Merrill Lynch International Bank Ltd.(3)	—	—	196	—	196	—	—	—	—	196	—	196
Morgan Stanley Capital Services, Inc.	15,621	447	—	—	16,068	—	—	(7,619)	(7,619)	8,449	—	8,449
Total	$544,048	$33,334	$618,690	$—	$1,196,072	$(104,420)	$(511,638)	$(291,408)	$(907,466)	$288,606	$—	$288,606

(1)	Gross amounts available for offset but not netted in the Statement of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement. Net amount excludes any over-collateralized amounts.
(3)	Derivative contracts were executed through separate Underlying Managers.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the period ended December 31, 2013, the contractual and effective net management fee with GSAM was at the following rates:

Contractual Management Fee Rate
First $2 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Management Fee Rate
2.00%	1.80%	1.71%	1.68%	2.00%

B.  Distribution and Service Plans — The Trust, on behalf of the Fund, has adopted Distribution and Service Plans (“Plans”). Under the Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

monthly, for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers, at the following annual rates calculated on the Fund’s average daily net assets of each respective share class:

	Distribution and Service Plan Rates
	Class A*	Class C	Class R*
Distribution Plan	0.25%	0.75%	0.50%
Service Plan	—	0.25	—

*	With respect to Class A and Class R Shares, the Distributor, at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A front end sales charge and Class C Shares’ CDSC. During the period ended December 31, 2013, Goldman Sachs advised that it retained $2,642 of Class A and did not retain any portion of Class C.

D.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.19% of the average daily net assets of Class A, Class C, Class IR and Class R Shares; and 0.04% of the average daily net assets of Institutional Shares.

E.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to limit certain “Other Expense” of the Fund (excluding transfer agent fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, shareholder meetings, litigation, indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund are 0.114%. These Other Expense limitations will remain in place through at least April 30, 2014, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above. Such Other Expense reimbursements, if any, are accrued daily and paid monthly and are disclosed in the Statement of Operations for the period ended December 31, 2013.

As of December 31, 2013, the amounts owed to affiliates of the Fund were as follows:

Management Fee	Distribution and Service Fees	Transfer Agent Fees	Total
$287,034	$5,583	$9,539	$302,156

F.  Other Transactions with Affiliates — For the period ended December 31, 2013, Goldman Sachs earned $90,580 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Fund.

As of December 31, 2013, the Goldman Sachs Group (“GSG”), Inc. was the beneficial owner of approximately 34% and 100% of Institutional and Class R, respectively of the Fund.

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the period ended December 31, 2013, were $175,205,180 and $68,222,128, respectively. Included in these amounts are the cost of purchases and proceeds from sales and maturities of U.S. Government and agency obligations in the amount of $2,764,038 and $445,180, respectively.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

December 31, 2013

7. TAX INFORMATION

The tax character of distributions paid during the period ended December 31, 2013 was as follows:

Distributions paid from:
Ordinary income	$820,693
Net long-term capital gains	69,525
Total taxable distributions	$890,218

As of December 31, 2013, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$647,816
Undistributed long-term capital gains	308,904
Total undistributed earnings	956,720
Timing Differences (Straddle Loss Deferral)	(66,020)
Unrealized gains — net	5,742,157
Total accumulated earnings — net	$6,632,857

As of December 31, 2013, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$178,607,011
Gross unrealized gain	7,085,382
Gross unrealized loss	(965,845)
Net unrealized security gain	$6,119,537
Net unrealized loss on other investments	(377,380)
Net unrealized gain	$5,742,157

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, and net mark to market gains (losses) on regulated futures contracts and foreign currency contracts.

In order to present certain components of the Fund’s capital accounts on a tax-basis, certain reclassifications have been recorded to the Fund’s accounts. These reclassifications have no impact on the net asset value of the Fund and result primarily from certain non-deductible expenses, and differences in the tax treatment of foreign currency transactions and consent fees.

Paid-in-Capital	Accumulated Net Realized Gain (Loss)	Undistributed Net Investment Income (Loss)
$(23,113)	$(319,998)	$343,111

GSAM has reviewed the Fund’s tax positions for all open tax years (the current year, as applicable), and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Foreign Custody Risk — A Fund that invests in foreign securities may hold such securities and foreign currency with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). In some countries, Foreign Custodians may be subject to little or no regulatory oversight or independent evaluation of their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters into bankruptcy. Investments in emerging markets may be subject to greater custody risks than investments in more developed markets. Custody services in emerging market countries are often undeveloped and may be less regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies — As a shareholder of another investment company, including an exchange traded fund (“ETF”), a Fund will directly bear its proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). Additionally, the Fund may also be exposed to credit risk in the event that an issuer fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, be subject to government ownership controls, have delayed settlements and their prices may be more volatile than those of comparable securities in the U.S.

Multi-Manager Approach Risk — The Fund’s performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers. The Underlying Managers’ investment styles may not always be complementary. The Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of investments, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those investments and the overall market environment. The Fund’s Underlying Managers may underperform the market generally or underperform other investment managers that could have been selected for the Fund. Because the Fund’s Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Fund, the Fund may be subject to greater counterparty risk than if it were managed directly by the Investment Adviser.

Non-Diversification Risk — The Fund is non-diversified, meaning that it is permitted to invest a larger percentage of its assets in fewer issuers than diversified mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Shareholder Concentration Risk — Certain funds, accounts, individuals or Goldman Sachs affiliates may from time to time own (beneficially or of record) or control a significant percentage of the Fund’s shares. Redemptions by these entities of their holdings in the Fund may impact the Fund’s liquidity and NAV. These redemptions may also force the Fund to sell securities.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Notes to Financial Statements (continued)

December 31, 2013

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated through the date the financial statements were issued. GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follow:

	For the Period Ended December 31, 2013(a)
	Shares	Dollars

Class A Shares
Shares sold	2,574,479	$26,146,713
Reinvestment of distributions	11,345	115,948
Shares redeemed	(166,545)	(1,675,241)
	2,419,279	24,587,420
Class C Shares
Shares sold	137,252	1,398,013
Reinvestment of distributions	542	5,510
Shares redeemed	(648)	(6,542)
	137,146	1,396,981
Institutional Shares
Shares sold	15,329,295	154,985,312
Reinvestment of distributions	66,069	676,544
Shares redeemed	(446,278)	(4,519,402)
	14,949,086	151,142,454
Class IR Shares
Shares sold	713,636	7,212,162
Reinvestment of distributions	3,628	37,110
Shares redeemed	(44,454)	(454,139)
	672,810	6,795,133
Class R Shares
Shares sold	2,501	25,010
Reinvestment of distributions	14	147
Shares redeemed	(1)	(10)
	2,514	25,147
NET INCREASE	18,180,835	$183,947,135

(a)	Commenced operations on April 30, 2013.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of

Goldman Sachs Trust II — Goldman Sachs Multi-Manager Alternatives Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”), a portfolio of Goldman Sachs Trust II, at December 31, 2013, the results of its operations, the changes in its net assets and the financial highlights for the period April 30, 2013 (commencement of operations) through December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2013, by correspondence with the custodian, brokers, transfer agent of the investment company, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 26, 2014

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Fund Expenses Six Month Period Ended December 31, 2013 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Class IR or Class R Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Class IR or Class R Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 through December 31, 2013.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Multi-Manager Alternatives Fund
Share Class	Beginning Account Value 07/01/13	Ending Account Value 12/31/13		Expenses Paid for the Period ended 12/31/13*
Class A
Actual	$1,000.00	$1,067.00		$13.29
Hypothetical 5% return	1,000.00	1,012.35	+	12.93
Class C
Actual	1,000.00	1,063.00		17.16
Hypothetical 5% return	1,000.00	1,008.57	+	16.71
Institutional
Actual	1,000.00	1,069.00		11.21
Hypothetical 5% return	1,000.00	1,014.37	+	10.92
Class IR
Actual	1,000.00	1,069.00		11.99
Hypothetical 5% return	1,000.00	1,013.61	+	11.67
Class R
Actual	1,000.00	1,066.00		14.58
Hypothetical 5% return	1,000.00	1,011.09	+	14.19

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the period ended December 31, 2013. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Class IR	Class R
Multi-Manager Alternatives	2.55%	3.30%	2.15%	2.30%	2.80%

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Sub-Advisory Agreement (Unaudited)

The Goldman Sachs Multi-Manager Alternatives Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust II (the “Trust”) that commenced investment operations on April 30, 2013. The Fund employs a “manager of managers” structure, whereby Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) is responsible for selecting sub-advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing their day-to-day management of Fund assets. Since June 30, 2013 three new sub-advisers have joined the Fund’s roster of sub-advisers. Upon the recommendation of the Investment Adviser, at meetings held on August 7, 2013, October 17, 2013, and December 19, 2013 (the “Meetings”) the Trustees, including all of the Trustees present who are not parties to the Fund’s investment management agreement or any sub-advisory agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”) approved the respective sub-advisory agreements (each a “Sub-Advisory Agreement”) between the Investment Adviser and each of Graham Capital Management, L.P. (“Graham”), First Pacific Advisors, LLC (“FPA”) and Halcyon Liquid Strategies IC Management, LP (“Halcyon”) (each, a “Sub-Adviser” and, together, the “Sub-Advisers”).

In connection with the Meetings, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel. In addition, each Sub-Adviser provided information in response to a request from the Investment Adviser.

Nature, Extent and Quality of the Services Provided Under the Sub-Advisory Agreement and Performance

In evaluating the respective Sub-Advisory Agreements at the Meetings, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and the Sub-Advisers. In evaluating the nature, extent and quality of services to be provided by each Sub-Adviser, the Trustees considered information on the services provided to the Fund by each Sub-Adviser, including information about the Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing accounts with investment strategies similar to those to be employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program. In this regard, they considered assessments provided by the Investment

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Statement Regarding Basis for Approval of Sub-Advisory Agreement (Unaudited) (continued)

Adviser of each Sub-Adviser and its investment strategy and personnel and compliance program. With respect to the approvals of FPA and Halcyon, the Trustees considered that FPA and one or more affiliates of Halcyon currently manage other assets for the Investment Adviser, and they reviewed performance information for a fund managed by FPA and composites of accounts managed by Graham and by Halcyon’s affiliates with investment objectives and strategies similar to those to be employed on behalf of the Fund. The Trustees noted that, because these Sub-Advisers had not previously provided services to the Fund, there was no performance information to evaluate with respect to the Fund.

Costs of Services to be Provided

The Trustees reviewed the terms of each Sub-Advisory Agreement, including the proposed fee schedule for each Sub-Adviser. They also considered the fees that FPA charges to funds and accounts with investment objectives and strategies similar to those to be employed on behalf of the Fund. They noted that the other accounts managed by Halcyon and its affiliates had performance fees. The Trustees noted that the compensation paid to each Sub-Adviser would be paid by the Investment Adviser, not by the Fund. They also noted that the terms of each Sub-Advisory Agreement were the result of arms’ length negotiations between the Investment Adviser and the Sub-Adviser. The Trustees reviewed the anticipated blended average of all sub-advisory fees to be paid by the Investment Adviser and how it would change upon hiring each Sub-Adviser. They also considered this information in light of the overall management fee to be paid by the Fund.

In connection with their consideration of each Sub-Advisory Agreement at the respective Meeting, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, the Independent Trustees unanimously concluded in each instance that the Sub-Adviser’s management of a sleeve of the Fund would likely benefit the Fund and its shareholders; and that each Sub-Advisory Agreement should be approved.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Trustees and Officers (Unaudited)

Independent Trustees

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Ashok N. Bakhru Age: 71	Chairman of the Board of Trustees	Since 1996 (Trustee since 1991)	Mr. Bakhru is retired. He was formerly Director, Apollo Investment Corporation (a business development company) (2008-2013); President, ABN Associates (a management and financial consulting firm) (1994-1996 and 1998-2012); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-2008); Director, Private Equity Investors — III and IV (1998-2007), and Equity-Linked Investors II (April 2002-2007). Chairman of the Board of Trustees — Goldman Sachs Fund Complex.	111	None
John P. Coblentz, Jr. Age: 72	Trustee	Since 2003	Mr. Coblentz is retired. Formerly, he was Partner, Deloitte & Touche LLP (1975-2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-2012). Trustee — Goldman Sachs Fund Complex.	111	None
Richard P. Strubel Age: 74	Trustee	Since 1987	Mr. Strubel is retired. Formerly, he was Director, Cardean Learning Group (provider of educational services via the internet) (2003-2008); Trustee, Emeritus, The University of Chicago (1987-Present). Trustee — Goldman Sachs Fund Complex.	111	The Northern Trust Mutual Fund Complex (64 Portfolios) (Chairman of the Board of Trustees); Gildan Activewear Inc. (a clothing marketing and manufacturing company).
James A. McNamara* Age: 51	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993- April 1998). President — Goldman Sachs Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Fund Complex (2001-2007). Trustee — Goldman Sachs Fund Complex (since November 2007 and December 2002-May 2004).	111	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 74 years, subject to waiver by a majority of the Trustees (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust. By resolution of the Board of Trustees determining that an extension of service would be beneficial to the Trust, the retirement age has been extended for one year with respect to Richard P. Strubel.
[3]	The Goldman Sachs Fund Complex includes the Trust, Goldman Sachs Trust, Goldman Sachs Credit Strategies Fund, Goldman Sachs Variable Insurance Trust, Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs BDC, Inc. As of December 31, 2013, each of the Trust, Goldman Sachs Credit Strategies Fund, Goldman Sachs MLP Income Opportunities Fund and Goldman Sachs BDC, Inc. consisted of one portfolio, the Goldman Sachs Trust consisted of 93 portfolios (84 of which offered shares to the public), and the Goldman Sachs Variable Insurance Trust consisted of 14 portfolios (12 of which offered shares to the public). The Goldman Sachs BDC, Inc. did not offer shares to the public.
[4]	This column includes only directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Name, Address and Age	Position(s) Held With the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 51	President and Trustee	Since 2007

Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President — Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President — Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President — Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee — Goldman Sachs Fund Complex (November 2007-Present and December 2002-May 2004).

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 36	Secretary	Since 2012

Vice President, Goldman Sachs (August 2006-Present); Associate General Counsel, Goldman Sachs (2012-Present); Assistant General Counsel, Goldman Sachs (August 2006-December 2011) and Associate, Weil, Gotshal & Manges-LLP (2002-2006).

Secretary — Goldman Sachs Fund Complex (August 2012-Present); and Assistant Secretary — Goldman Sachs Fund Complex (June 2012-August 2012).

Scott M. McHugh 200 West Street New York, NY 10282 Age: 42	Principal Financial Officer and Treasurer	Since 2009 (Principal Financial Officer since 2013)

Vice President, Goldman Sachs (February 2007-Present); Assistant Treasurer of certain mutual funds administered by DWS Scudder (2005-2007); and Director (2005-2007), Vice President (2000-2005) and Assistant Vice President (1998-2000), Deutsche Asset Management or its predecessor (1998-2007).

Principal Financial Officer — Goldman Sachs Fund Complex (November 2013-Present); Treasurer — Goldman Sachs Fund Complex (October 2009-Present); Senior Vice President — Goldman Sachs Fund Complex (November 2009-Present); and Assistant Treasurer — Goldman Sachs Fund Complex (May 2007-October 2009).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor. Information is provided as of December 31, 2013.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Fund’s Statement of Additional Information, which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

GOLDMAN SACHS MULTI-MANAGER ALTERNATIVES FUND

Goldman Sachs Trust — Multi-Manager Alternatives Fund — Tax Information (Unaudited)

For the fiscal year ended December 31, 2013, 8.18% of the dividends paid from net investment company taxable income by the Multi-Manager Alternatives Fund qualify for the dividends received deduction available to corporations.

For the fiscal year ended December 31, 2013, 32.56% of the dividends paid from net investment company taxable income by the Multi-Manager Alternatives Fund qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

Pursuant to Section 852 of the Internal Revenue Code, the Multi-Manager Alternatives Fund designates $69,525, if different, the maximum amount allowable, as capital gain dividends paid during the fiscal year ended December 31, 2013.

During the fiscal year ended December 31, 2013, the Multi-Manager Alternatives Fund designates $820,693 as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $807.6 billion in assets under management as of December 31, 2013, Goldman Sachs Asset Management (“GSAM”) has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. GSAM’s assets under management includes assets managed by Goldman Sachs Asset Management, L.P. and its Investment Advisory Affiliates.

OVERVIEW OF GOLDMAN SACHS FUNDS*

Money Market1

Financial Square FundsSM

■	Financial Square Tax-Exempt Funds
■	Financial Square Federal Fund
■	Financial Square Government Fund
■	Financial Square Money Market Fund
■	Financial Square Prime Obligations Fund
■	Financial Square Treasury Instruments Fund
■	Financial Square Treasury Obligations Fund

Fixed Income

Short Duration and Government

■	Enhanced Income Fund
■	High Quality Floating Rate Fund
■	Short Duration Government Fund
■	Short Duration Income Fund
■	Government Income Fund
■	Inflation Protected Securities Fund

Multi-Sector

■	Core Fixed Income Fund
■	Core Plus Fixed Income Fund
■	Global Income Fund
■	Strategic Income Fund
■	World Bond Fund

Municipal and Tax-Free

■	High Yield Municipal Fund
■	Municipal Income Fund
■	Short Duration Tax-Free Fund

Single Sector

■	Investment Grade Credit Fund
■	U.S. Mortgages Fund
■	High Yield Fund
■	High Yield Floating Rate Fund
■	Emerging Markets Debt Fund
■	Local Emerging Markets Debt Fund
■	Dynamic Emerging Markets Debt Fund

Corporate Credit

■	Credit Strategies Fund

Fundamental Equity

■	Growth and Income Fund
■	Small Cap Value Fund
■	Mid Cap Value Fund
■	Large Cap Value Fund
■	Capital Growth Fund
■	Strategic Growth Fund
■	Focused Growth Fund
■	Small/Mid Cap Growth Fund
■	Flexible Cap Growth Fund
■	Concentrated Growth Fund
■	Technology Tollkeeper Fund
■	Growth Opportunities Fund
■	Rising Dividend Growth Fund
■	U.S. Equity Fund
■	Income Builder Fund

Structured Equity

■	Structured Tax Managed Equity Fund
■	Structured International Tax-Managed Equity Fund
■	U.S. Equity Dividend and Premium Fund
■	International Equity Dividend and Premium Fund

Equity Insights2

■	Small Cap Equity Insights Fund
■	U.S. Equity Insights Fund
■	Small Cap Growth Insights Fund
■	Large Cap Growth Insights Fund
■	Large Cap Value Insights Fund
■	Small Cap Value Insights Fund
■	International Small Cap Insights Fund
■	International Equity Insights Fund
■	Emerging Markets Equity Insights Fund

Fundamental Equity International

■	Strategic International Equity Fund
■	Concentrated International Equity Fund
■	International Small Cap Fund
■	Asia Equity Fund
■	Emerging Markets Equity Fund
■	BRIC Fund (Brazil, Russia, India, China)
■	N-11 Equity Fund
■	China Equity Fund

Select Satellite3

■	Real Estate Securities Fund
■	International Real Estate Securities Fund
■	Commodity Strategy Fund
■	Dynamic Allocation Fund
■	Absolute Return Tracker Fund
■	Managed Futures Strategy Fund
■	MLP Energy Infrastructure Fund
■	Multi-Manager Alternatives Fund
■	Multi-Asset Real Return Fund
■	Retirement Portfolio Completion Fund
■	Income Strategies Portfolio
■	Fixed Income Macro Strategies Fund

Total Portfolio Solutions3

■	Balanced Strategy Portfolio
■	Growth and Income Strategy Portfolio
■	Growth Strategy Portfolio
■	Equity Growth Strategy Portfolio
■	Satellite Strategies Portfolio
■	Enhanced Dividend Global Equity Portfolio
■	Tax Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.
[2]	Effective at the close of business May 3, 2013, the Goldman Sachs Structured Large Cap Growth, Structured Large Cap Value, Structured Small Cap Equity, Structured Small Cap Growth, Structured Small Cap Value, Structured U.S. Equity, Structured Emerging Markets Equity, Structured International Equity and Structured International Small Cap Funds were renamed the Goldman Sachs Large Cap Growth Insights, Large Cap Value Insights, Small Cap Equity Insights, Small Cap Growth Insights, Small Cap Value Insights, U.S. Equity Insights, Emerging Markets Equity Insights, International Equity Insights and International Small Cap Insights Funds, respectively.
[3]	Individual Funds within the Total Portfolio Solutions and Select Satellite categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Total Portfolio Solutions or Select Satellite category.

Financial Square FundsSM is a registered service mark of Goldman, Sachs & Co.

*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. James A. McNamara Richard P. Strubel	OFFICERS James A. McNamara, President Scott M. McHugh, Principal Financial Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Website at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P., 200 West Street, New York, New York 10282

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (I) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (II) on the Securities and Exchange Commission web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s web site at http://www.sec.gov within 60 days after the Fund’s first and third fiscal quarters. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. Form N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

The website links provided are for your convenience only and are not an endorsement or recommendation by GSAM of any of these websites or the products or services offered. GSAM is not responsible for the accuracy and validity of the content of these websites.

Holdings and allocations shown are as of December 31, 2013 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the Prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman, Sachs & Co. by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2014 Goldman Sachs. All rights reserved. 122374.MF.MED.TMPL/2/2014/MMALTAR14/1.7K

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by the Fund of the Goldman Sachs Trust II to which this certified shareholder report relates.

	2013	Description of Services Rendered

Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$10,000	Financial Statement audits.

Audit-Related Fees:

• PwC	$0

Tax Fees:

• PwC	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust II’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust II pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2013	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,486,420	Internal control review performed in accordance with Statement on Standards for Attestation Engagements No. 16. These fees are borne by the Fund’s Adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust II. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST II”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST II may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST II at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST II, the Audit Committee will pre-approve those non-audit services provided to GST II’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST II) where the engagement relates directly to the operations or financial reporting of GST II.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST II’s service affiliates listed in Table 2 were approved by GST II’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST II by PwC for the twelve months ended December 31, 2013 were none. The aggregate non-audit fees billed to GST II’s adviser and service affiliates by PwC for non-audit services for the twelve months ended December 31, 2012 were approximately $10.0 million. The figures for these entities are not yet available for twelve months ended December 31, 2013. With regard to the aggregate non-audit fees billed to GST II’s adviser and service affiliates, the 2012 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST II’s operations or financial reporting.

Item 4(h) — GST II’s Audit Committee has considered whether the provision of non-audit services to GST II’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust II’s Code of Ethics for Principal Executive and Senior Financial Officers is filed herewith.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust II

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust II

Date:	March 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara
James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust II

Date:	March 9, 2015

By:	/s/ Scott McHugh
Scott McHugh
Principal Financial Officer
Goldman Sachs Trust II

Date:	March 9, 2015